EXECUTION









                                    INDENTURE

                                     BETWEEN

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2,

                                   AS ISSUER,

                                       AND

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                              AS INDENTURE TRUSTEE

                            Dated as of July 1, 1999

                                   Relating to

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2
                 COLLATERALIZED HOME EQUITY BONDS, SERIES 1999-2

                          $332,350,000 CLASS A-1 BONDS
                           $61,750,000 CLASS A-2 BONDS



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
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                                TABLE OF CONTENTS
                                                                                                               Page

                                    ARTICLE I
                                   DEFINITIONS

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         Section 1.01. General Definitions.......................................................................2

                                   ARTICLE II
                                    THE BONDS

         Section 2.01. Forms Generally..........................................................................28
         Section 2.02. Forms Of Certificate Of Authentication...................................................28
         Section 2.03. General Provisions With Respect To Principal And Interest Payment........................28
         Section 2.04. Denominations............................................................................29
         Section 2.05. Execution, Authentication, Delivery And Dating...........................................29
         Section 2.06. Registration, Registration Of Transfer And Exchange......................................30
         Section 2.07. Mutilated, Destroyed, Lost Or Stolen Bonds...............................................30
         Section 2.08. Payments Of Principal And Interest.......................................................31
         Section 2.09. Persons Deemed Owner.....................................................................33
         Section 2.10. Cancellation.............................................................................33
         Section 2.11. Authentication And Delivery Of Bonds.....................................................33
         Section 2.12. Book-Entry Bonds.........................................................................35
         Section 2.13. Termination Of Book Entry System.........................................................35

                                   ARTICLE III
                                    COVENANTS

         Section 3.01. Payment Of Bonds.........................................................................36
         Section 3.02. Maintenance Of Office Or Agency..........................................................37
         Section 3.03. Money For Bond Payments To Be Held In Trust..............................................37
         Section 3.04. Existence Of Issuer......................................................................39
         Section 3.05. Protection Of Trust Estate...............................................................39
         Section 3.06. [Reserved]...............................................................................40
         Section 3.07. Performance Of Obligations; Master Servicing Agreement...................................40
         Section 3.08. Investment Company Act...................................................................41
         Section 3.09. Negative Covenants.......................................................................41
         Section 3.10. Annual Statement As To Compliance........................................................42
         Section 3.11. Restricted Payments......................................................................42
         Section 3.12. Treatment Of Bonds As Debt For Tax Purposes..............................................42
         Section 3.13. Notice Of Events Of Default..............................................................42
         Section 3.14. Further Instruments And Acts.............................................................43

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction And Discharge Of Indenture..................................................43
         Section 4.02. Application Of Trust Money...............................................................44

                                    ARTICLE V
                              DEFAULTS AND REMEDIES

         Section 5.01. Event Of Default.........................................................................45
         Section 5.02. Acceleration Of Maturity; Rescission And Annulment.......................................46
         Section 5.03. Collection Of Indebtedness And Suits For Enforcement By Indenture Trustee................47
         Section 5.04. Remedies.................................................................................47
         Section 5.05. Indenture Trustee May File Proofs Of Claim...............................................48
         Section 5.06. Indenture Trustee May Enforce Claims Without Possession Of Bonds.........................48
         Section 5.07. Application Of Money Collected...........................................................49
         Section 5.08. Limitation On Suits......................................................................50
         Section 5.09. Unconditional Rights Of Bondholders To Receive Principal And Interest....................50
         Section 5.10. Restoration Of Rights And Remedies.......................................................51
         Section 5.11. Rights And Remedies Cumulative...........................................................51
         Section 5.12. Delay Or Omission Not Waiver.............................................................51
         Section 5.13. Control By Bondholders...................................................................51
         Section 5.14. Waiver Of Past Defaults..................................................................52
         Section 5.15. Undertaking For Costs....................................................................52
         Section 5.16. Waiver Of Stay Or Extension Laws.........................................................53
         Section 5.17. Sale Of Trust Estate.....................................................................53
         Section 5.18. Action On Bonds..........................................................................54
         Section 5.19. No Recourse To Other Trust Estates Or Other Assets Of The Issuer.........................55
         Section 5.20. Application Of The Trust Indenture Act...................................................55

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

         Section 6.01. Duties Of Indenture Trustee..............................................................55
         Section 6.02. Notice Of Default........................................................................56
         Section 6.03. Rights Of Indenture Trustee..............................................................57
         Section 6.04. Not Responsible For Recitals Or Issuance Of Bonds........................................57
         Section 6.05. May Hold Bonds...........................................................................57
         Section 6.06. Money Held In Trust......................................................................57
         Section 6.07. Eligibility, Disqualification............................................................58
         Section 6.08. Indenture Trustee's Capital And Surplus..................................................58
         Section 6.09. Resignation And Removal; Appointment Of Successor........................................58
         Section 6.10. Acceptance Of Appointment By Successor...................................................60
         Section 6.11. Merger, Conversion, Consolidation Or Succession To Business Of Indenture Trustee.........60
         Section 6.12. Preferential Collection Of Claims Against Issuer.........................................60
         Section 6.13. Co-Indenture Trustees And Separate Indenture Trustees....................................60
         Section 6.14. Authenticating Agents....................................................................62
         Section 6.15. [Reserved]...............................................................................63
         Section 6.16. Indenture Trustee Compensation and Expenses..............................................63

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                                   ARTICLE VII
                         BONDHOLDERS' LISTS AND REPORTS

         Section 7.01. Issuer To Furnish Indenture Trustee Names And Addresses Of Bondholders...................63
         Section 7.02. Preservation Of Information; Communications To Bondholders...............................64
         Section 7.03. Reports by Indenture Trustee.............................................................64
         Section 7.04. Reports By Issuer........................................................................64

                                  ARTICLE VIII
                            ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         Section 8.01. Collection Of Moneys.....................................................................65
         Section 8.02. Distribution Account.....................................................................65
         Section 8.03. Claims Against The FSA Policy............................................................68
         Section 8.04. General Provisions Regarding The Distribution Account and Mortgage Loans.................69
         Section 8.05. Releases Of Defective Mortgage Loans.....................................................70
         Section 8.06. Reports By Indenture Trustee To Bondholders; Access To Certain Information...............70
         Section 8.07. Trust Estate Mortgage Files..............................................................71
         Section 8.08. Amendment To Servicing Agreement and Master Servicing Agreement..........................71
         Section 8.09. Delivery Of The Trustee Mortgage Files Pursuant To Master Servicing Agreement............72
         Section 8.10. [Reserved]...............................................................................72
         Section 8.11. Termination Of Master Servicer or Servicer...............................................72
         Section 8.12. Opinion Of Counsel.......................................................................73
         Section 8.13. Appointment Of Custodians................................................................73
         Section 8.14. Rights Of The Bond Insurer To Exercise Rights Of Bondholders.............................73
         Section 8.15. Trust Estate And Accounts Held For Benefit Of The Bond Insurer...........................74
         Section 8.16. Rights in Respect of Insolvency Proceedings; Subrogation.................................74
         Section 8.17. Reserve Account..........................................................................75
         Section 8.18. Allocation of Realized Losses............................................................76

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures Without Consent Of Bondholders...................................77
         Section 9.02. Supplemental Indentures With Consent Of Bondholders......................................78
         Section 9.03. Execution Of Supplemental Indentures.....................................................79
         Section 9.04. Effect Of Supplemental Indentures........................................................79
         Section 9.05. Conformity With Trust Indenture Act......................................................80
         Section 9.06. Reference In Bonds To Supplemental Indentures............................................80
         Section 9.07. Amendments To Governing Documents........................................................80

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                                    ARTICLE X
                               REDEMPTION OF BONDS

         Section 10.01. Redemption..............................................................................81
         Section 10.02. Form Of Redemption Notice...............................................................82
         Section 10.03. Bonds Payable On Optional Redemption....................................................83

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.01. Compliance Certificates And Opinions....................................................83
         Section 11.02. Form Of Documents Delivered To Indenture Trustee........................................84
         Section 11.03. Acts Of Bondholders.....................................................................85
         Section 11.04. Notices, Etc. To Indenture Trustee, The Bond Insurer And Issuer.........................85
         Section 11.05. Notices And Reports To Bondholders; Waiver Of Notices...................................87
         Section 11.06. Rules By Indenture Trustee..............................................................87
         Section 11.07. Conflict With Trust Indenture Act.......................................................87
         Section 11.08. Effect Of Headings And Table Of Contents................................................87
         Section 11.09. Successors And Assigns..................................................................88
         Section 11.10. Separability............................................................................88
         Section 11.11. Benefits Of Indenture...................................................................88
         Section 11.12. Legal Holidays..........................................................................88
         Section 11.13. Governing Law...........................................................................88
         Section 11.14. Counterparts............................................................................88
         Section 11.15. Recording Of Indenture..................................................................89
         Section 11.16. Issuer Obligation.......................................................................89
         Section 11.17. No Petition.............................................................................89
         Section 11.18. Inspection..............................................................................89
         Section 11.19. Usury...................................................................................90
         Section 11.20. Third Party Beneficiary.................................................................90
         Section 11.21. Limitation of Liability of Wilmington Trust Company.....................................90
         Section 11.21. Limitation of Wilmington Trust Company..................................................82

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                             SCHEDULES AND EXHIBITS

Schedule 1        Schedule of Mortgage Loans
Exhibit A-1       Form of Class A-1 Bond
Exhibit A-2       Form of Class A-2 Bond
Exhibit B         FSA Policy
Exhibit C         Form of Notice of Claim


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         THIS INDENTURE, dated as of July 1, 1999 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is between AMERICAN
RESIDENTIAL EAGLE BOND TRUST 1999-2, a Delaware statutory business trust
(together with its permitted successors and assigns, the "Issuer"), and NORWEST
BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (together with its permitted successors in the trusts hereunder, the "Indenture Trustee").

                             PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Collateralized Home Equity Bonds, Series 1999-2 to be issuable in two classes (the "Class A-1 Bonds" and the "Class A-2 Bonds" and collectively, the "Bonds")" as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Bonds and the Bond Insurer. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Bonds and the Bond Insurer, all of the Issuer's right, title and interest in and to (a) the Mortgage Loans listed in Schedule I to this Indenture (including property that secures a Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Custodian, on behalf of the Indenture Trustee, pursuant to the Custody Agreement, all payments of principal received, collected or otherwise recovered after the Cut-off Date for each Mortgage Loan (other than any principal or interest payments due on or prior to the Cut-off Date), all payments of interest (but not including prepayment charges or the premium portion of the Purchase Price of any Mortgage Loans purchased as described in
Section 8.05) accruing on each Mortgage Loan after the Cut-off Date therefor whenever received and all other proceeds received in respect of such Mortgage
Loans, (b) security interests in the Mortgaged Properties; (c) rights under certain primary mortgage and hazard insurance policies, if any, covering the Mortgaged Properties; (d) the Issuer's rights under the Mortgage Loan Purchase
Agreement; (f) the Issuer's rights under the Master Servicing Agreement, the
Servicing Agreements, the Management Agreement and the Purchase and Sale
Agreements; (g) amounts on deposit relating to the Mortgage Loans in the Bond
Account, Distribution Account or the Reserve Accounts (but in each case excluding any investment income thereon); (h) all other ancillary or incidental funds, rights and properties related to the foregoing; and (i) all proceeds of the foregoing. Such Grants are made, however, in trust, to secure the Bonds equally and ratably without prejudice, priority or distinction between any Bond and any other Bond by reason of difference in time of issuance or otherwise, and for the benefit of the Bond Insurer to secure (x) the payment of all amounts due on the Bonds in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

         The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holders of the Bonds may be adequately and effectively protected. The Indenture Trustee agrees that it will hold the FSA Policy in trust and that it will hold any proceeds of any claim upon the FSA Policy, solely for the use and benefit of the Bondholders in accordance with the terms hereof and the FSA Policy.


                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.01.  GENERAL DEFINITIONS.

         Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Indenture
Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

         "ACCOUNTANT": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

         "ACT": With respect to any Bondholder, as defined in Section 11.03.

         "ADJUSTABLE RATE MORTGAGE LOANS": Those Mortgage Loans identified in the Schedule of Mortgage Loans and comprising Pool 1 which provide for adjustment of the applicable Mortgage Rate as specified in the related Mortgage
Note.

         "ADMINISTRATIVE FEE AMOUNT": With respect to any Payment Date, a
Mortgage Pool and a Class of Bonds, the sum of the Management Fee, the Mortgage
Insurance Premium, the Bond Insurance Premium and any fee or expense owing to the Owner Trustee relating to or otherwise allocable to such Payment Date, Mortgage Pool or Class of Bonds. For purposes of calculation of the Administrative Fee Amount, the Management Fee and any fees and expenses of the Owner Trustee shall be allocated pro rata to each Class of Bonds based on the Class Balance of such Class for such Payment Date (prior to any application of principal payments for such Payment Date).

         "AFFILIATE": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.
For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT": Any Bond Registrar, Paying Agent, Authenticating Agent or
Custodian.

         "AGGREGATE EXPENSE RATE": With respect to any Payment Date, Mortgage
Pool and Class of Bonds, the sum of (a) the Servicing Fee Rate, (b) the Bond
Insurance Premium Rate, (c) the Mortgage Insurance Premium Rate, (d) the
Management Fee Rate, and (e) solely in the case of the Class A-1 Bonds, the applicable Minimum Spread, relating or allocable to such Mortgage Pool or Class of Bond.

         "AGGREGATE PRINCIPAL BALANCE": With respect to any Payment Date, the aggregate of the Principal Balances of the Mortgage Loans as of the related
Determination Date (or other specified date).

         "AGGREGATE POOL BALANCE": With respect to any Payment Date, the aggregate of the Principal Balances of the Mortgage Loans in a Mortgage Pool as of the related Determination Date (or other specified date).

         "AMREIT": American Residential Investment Trust, Inc., a Maryland corporation operating as a real estate investment trust, and its successors and assigns.

         "ANNUAL LOSS PERCENTAGE": With respect to any Payment Date, the product of (i) 2 and (ii) a fraction, expressed as a percentage, the numerator of which is the aggregate of all Realized Losses for the six preceding Due Periods and the denominator of which is the aggregate Principal Balances of the Mortgage
Loans and REO Properties as of the day immediately preceding the first day of the sixth preceding Due Period.

         "ASSIGNMENTS": The original instrument of assignment of a Mortgage, including any interim assignments, from the originator or any other holder of any Mortgage Loan to the Indenture Trustee (that in each case may, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be a blanket instrument of assignment covering other Mortgages and Mortgage Bonds as well and that may also be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Indenture Trustee).

         "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating
Agent by the Issuer pursuant to Section 6.14, until any successor Authenticating
Agent for the Bonds is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee.
Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

         "AUTHORIZED OFFICER": With respect to (i) the Indenture Trustee, any
Responsible Officer, (ii) the Owner Trustee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee customarily performing functions similar to those performed by the above officers and (iii) any other
Person, the Chairman, Chief Operating Officer, President or any Vice President of such Person.

         "AVAILABLE FUNDS": With respect to any Payment Date, Mortgage Pool and
Class of Bonds, the sum of the amounts described in clauses (a) through (g) below, less, (i) the Administrative Fee Amount in respect of such Payment Date for such Mortgage Pool; (ii) Monthly Advances and Servicing Advances related to the Mortgage Loans in such Mortgage Pool, including Nonrecoverable Advances, previously made that are reimbursable to the Servicers or the Master Servicer
(other than those included in liquidation expenses for any Liquidated Mortgage
Loan in such Mortgage Pool and already reimbursed from the related Liquidation
Proceeds and Insurance Proceeds) with respect to the related Collection Period to the extent permitted by the Servicing Agreements or the Master Servicing
Agreement; (iii) any unpaid Servicing Fees or expenses related to such Mortgage
Pool attributable to prior periods due to the Servicers to the extent permitted to be deducted by the Servicing Agreements or the Master Servicer to the extent permitted to be deducted by the Master Servicing Agreement; (iv) any unpaid expenses or other amounts owing the Indenture Trustee or the Master Servicer as provided in clause (iv) and (v) of the first sentence of Section 8.02(c) hereof, and any unpaid fees and expenses or other amounts owing to the Owner Trustee or the Manager attributable to prior periods to the extent allocable to such Mortgage Pool; and (v) the aggregate amounts (A) deposited into the Bond Account or Distribution Account that may not be withdrawn therefrom pursuant to a final and nonappealable order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the Bankruptcy Code and that would otherwise have been included in Available Funds for such Mortgage
Pool on such Payment Date and (B) received by the Master Servicer or the Indenture Trustee that are recoverable and sought to be recovered from the Issuer as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court of competent jurisdiction:

                  (a) all scheduled payments of interest received with respect to the Mortgage Loans in such Mortgage Pool due during the related Due Period and all other interest payments on or in respect of such Mortgage Loans received by or on behalf of the Servicers or the Master Servicer during the related Collection Period, net of amounts representing interest due on such Mortgage Loans in respect of any period prior to the Cut-off Date, plus any Compensating Interest payments made by the Servicers in respect of the Mortgage Loans in such Mortgage Pool and any net income from related REO Properties for such Collection Period;

                  (b) all scheduled payments of principal received with respect to the Mortgage Loans in such Mortgage Pool and due during the related Due Period and all other principal payments (including
         Principal Prepayments, but excluding amounts described elsewhere in this definition) received or deemed to be received during the related
         Collection Period in respect of such Mortgage Loans;

                  (c) the aggregate of any Insurance Proceeds related to a Mortgaged Property in such Mortgage Pool received during the related
         Collection Period;

                  (d) the aggregate of any Net Liquidation Proceeds related to a Mortgaged Property in such Mortgage Pool received during the related Collection Period;

                  (e) the aggregate of the amounts received in respect of any Mortgage Loans in such Mortgage Pool that are required or permitted to be repurchased, released, removed or substituted by the Seller or the Issuer during the related Collection Period, to the extent such amounts are received by the Indenture Trustee on or before the related
         Deposit Date;

                  (f) the amount of any Monthly Advances made with respect to Mortgage Loans in such Mortgage Pool for such Payment Date;
         and

                  (g) the aggregate of amounts deposited in the Distribution Account by the Indenture Trustee, the Issuer or the Bond
         Insurer, as the case may be, during such Collection Period in connection with a redemption of the Bonds.

         For purposes of clauses (i) and (iv) above, any fee or expenses not directly related to a Mortgage Pool or the related Class of Bonds, shall be allocated pro rata to each Class of Bonds based upon its Class Balance as of such Payment Date (prior to any reduction thereof by the application of principal payments for such Payment Date).

         "BANKRUPTCY CODE": The Bankruptcy Reform Act of 1978 (Title 11 of the
United States Code), as amended.

         "BANKRUPTCY LOSSES": Any Realized Loss with respect to a Mortgage Loan realized as a result of a Deficient Valuation or a Debt Service Reduction in connection with a proceeding initiated by or against the related mortgagor under the Bankruptcy Code.

         "BANKRUPTCY LOSS AMOUNT": An amount equal to $100,000.

         "BASIC DOCUMENTS": This Agreement, the Trust Agreement, the Master
Servicing Agreement, the Mortgage Loan Purchase Agreement, the Management
Agreement, the FSA Insurance Agreement, the Indemnification Agreement, the FSA
Premium Letter and the Custody Agreement.

         "BENEFICIAL OWNER": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Clearing
Agency for the Bonds or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "BEST EFFORTS": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Issuer, or its Manager, as the case may be, in its reasonable discretion. Such efforts do not require the Issuer or its Manager, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Issuer or its Manager, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture.

         "BOND ACCOUNT": As defined in the Master Servicing Agreement.

         "BOND BALANCE": As of any date of determination, the aggregate of the Class Balances of the Class A-1 Bonds and Class A-2 Bonds.

         "BOND INSURANCE PREMIUM": With respect to any Payment Date, the monthly premium and premium supplement with respect to each Class of Bonds as set forth in the Premium Letter to be paid to the Bond Insurer.

         "BOND INSURANCE PREMIUM RATE": With respect to any Payment Date, the rate specified in the Premium Letter with respect to each Class of Bonds with respect to any premium or premium supplement.

         "BOND INSURER": Financial Security Assurance Inc., a New York stock insurance company, and successors thereto.

         "BOND INSURER DEFAULT" shall mean any one of the following events shall have occurred and be continuing:

                  (a) The Bond Insurer fails to make a payment required under the FSA Policy in accordance with its terms;

                  (b) The Bond Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization,
         (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (c) a court of competent jurisdiction, the New York
         Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for the Bond Insurer or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Bond
         Insurer (or the taking of possession of all or any material portion of the property of the Bond Insurer).

         "BOND INTEREST RATE": The Class A-1 Bond Interest Rate or the Class
A-2 Bond Interest Rate, as applicable.

         "BOND MARGIN": With respect to the Class A-1 Bonds 0.34% on or prior to the Initial Redemption Date and 0.68% after the Initial Redemption Date.

         "BOND REGISTER": As defined in Section 2.06.

         "BOND REGISTRAR": As defined in Section 2.06.

         "BONDHOLDER" or "HOLDER": The Person in whose name a Bond is registered in the Bond Register, except that, solely for the purpose of taking any action under Section 5.02 or giving of any consent pursuant to this Indenture, any Bond registered in the name of the Issuer, the Seller, a Servicer, the Master
Servicer or the Depositor or any Persons actually known by a Responsible Officer of the Indenture Trustee to be an Affiliate of the Issuer, the Seller, the Master Servicer, a Servicer or the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether Holders of the requisite Percentage
Interests necessary to take any such action or effect any such consent have acted or consented unless the Issuer, the Seller, the Master Servicer, such Servicer, the Depositor or any such Person is an owner of record of all of the Bonds.

         "BONDS": The Issuer's Collateralized Home Equity Bonds Series 1999-2,
Class A-1 Bonds and/or the Class A-2 Bonds, as applicable.

         "BOOK-ENTRY BONDS": Any Bonds registered in the name of the Clearing
Agency or its nominee, ownership of which is reflected on the books of the Clearing Agency or on the books of a person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules of such Clearing Agency).

         "BOOK-ENTRY TERMINATION": The time at which the book-entry registration of the Book-Entry Bonds shall terminate, as specified in Section
2.13.

         "BUSINESS DAY": Any day other than (i) a Saturday or Sunday or (ii) a day that is either a legal holiday or a day on which the Bond Insurer is closed or banking institutions in the states of Maryland or Minnesota or the city of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law, regulation or executive order to be closed.

         "CAP RATE": With respect to the Class A-1 Bond Rate, 15.00% per annum.

         "CERTIFICATE DISTRIBUTION ACCOUNT": The segregated trust account established and maintained by the Certificate Paying Agent pursuant to Section
3.09 of the Trust Agreement.

         "CERTIFICATE PAYING AGENT": The certificate paying agent appointed under the Trust Agreement which initially shall be the Indenture Trustee.

         "CLASS": The Class A-1 Bonds and/or the Class A-2 Bonds, as applicable, and all Bonds bearing the same Class designation. As used herein, the term
"related Class of Bonds" or "related Class" means the Class A-1 Bonds, in the case of Pool 1 and the Class A-2 Bonds, in the case of Pool 2.

         "CLASS A-1 BOND INTEREST RATE": With respect to any Payment Date and the Class A-1 Bonds, a per annum rate equal to the least of (i) the applicable
Class A-1 Formula Rate, (ii) the CAP Rate and (iii) the Class A-1 Net Funds Cap.
Interest in respect of any Payment Date on the Class A-1 Bonds will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed during such period.

         "CLASS A-1 BONDS": The Issuer's Collateralized Home Equity Bonds,
Series 1999-2, Class A-1.

         "CLASS A-1 FORMULA RATE": One-Month LIBOR plus the applicable Bond
Margin.

         "CLASS A-1 NET FUNDS CAP": With respect to any Payment Date and the
Class A-1 Bonds, (i) the weighted average of the Mortgage Rates of the Pool 1
Mortgage Loans as of the first day of the month preceding the month of such Payment Date (or in the case of the first Payment Date, the Cut-off Date), weighted on the basis of the Scheduled Principal Balances of such Mortgage
Loans as of such date MINUS (ii) the Aggregate Expense Rate relating to Pool 1 and such Class of Bonds.

         "CLASS A-2 BOND INTEREST RATE": With respect to any Payment Date and the Class A-2 Bonds, a per annum rate equal to the lesser of (i) the applicable
Class A-2 Stated Rate, and (ii) the Class A-2 Net Funds Cap.

         "CLASS A-2 BONDS ": The Issuer's Collateralized Home Equity Bonds,
Series 1999-2, Class A-2.

         "CLASS A-2 NET FUNDS CAP": With respect to any Payment Date and the
Class A-2 Bonds, (i) the weighted average of the Mortgage Rates of the Pool 2
Mortgage Loans as of the first day of the month preceding the month of such Payment Date (or in the case of the first Payment Date, the Cut-off Date) weighted on the basis of the Scheduled Principal Balances of such Mortgage
Loans as of such date MINUS (ii) the Aggregate Expense Rate relating to Pool 2 and such Class of Bonds.

         "CLASS A-2 STATED RATE": With respect to any Payment Date and the
Class A-2 Bonds, a per annum rate of (i) 7.09% per annum prior to the Initial
Redemption Date and (ii) 7.59% per annum on and after the Initial Redemption
Date.

         "CLASS BALANCE": With respect to either Class of Bonds and any date of determination, the Original Class Balance of such Class minus the aggregate of amounts actually paid as principal to the Holders of such Class on previous
Payment Dates in reduction of such Class Balance either by distributions of the Monthly Principal Amount or Excess Cash.

         "CLEARING AGENCY": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, and the regulations of the Commission thereunder and shall initially be The
Depository Trust Company of New York, the nominee for which is Cede & Co.

         "CLEARING AGENCY PARTICIPANTS": The entities for whom the Clearing
Agency will maintain book-entry records of ownership and transfer of Book-Entry
Bonds, which may include securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations.

         "CLOSING DATE": August 5, 1999, the date of issuance of the Bonds.

         "CODE": The Internal Revenue Code of 1986, as amended, and as may be further amended from time to time, as successor statutes thereto, and applicable
U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form and proposed regulations thereunder to the extent that, by reason of their proposed effective date, such proposed regulations would apply.

         "COLLECTION PERIOD": As to any Payment Date, the calendar month immediately preceding the month of such Payment Date.

         "COMMISSION": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

         "COMPENSATING INTEREST PAYMENTS": With respect to a Mortgage Pool, an amount equal to the aggregate of any amount required to be paid by the Servicers in respect of such shortfalls under the Servicing Agreements.

         "CORPORATE TRUST OFFICE": The principal office of the Indenture Trustee at which at any particular time its corporate trust business with respect to this Indenture shall be principally administered, which office at the date of the execution of this Indenture is located at Sixth Street and Marquette Avenue, Minneapolis, MN 55479, Attention: American Residential Eagle Bond Trust 1999-2
Series 1999-2, Class A-1 and Class A-2, with a copy to the Indenture Trustee at
11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: American
Residential Eagle Bond Trust 1999-2 Series 1999-2, Class A-1 and Class A-2.

         "CUMULATIVE LOSS PERCENTAGE": With respect to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate amount of Realized Losses incurred from the Closing Date through the end of the related Due Period, and the denominator of which is the Cut-off Date Aggregate
Principal Balance of the Mortgage Loans.

         "CURTAILMENT": With respect to a Mortgage Loan, any payments or collection of principal received during a Due Period that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

         "CUSTODIAN": Bankers Trust Company of California, N.A., as custodian under the Custodial Agreement and its successors and assigns.

         "CUSTODY AGREEMENT": The agreement between the Indenture Trustee, the
Issuer and the Custodian dated as of July 1, 1999.

         "CUT-OFF DATE":  July 1, 1999.

         "CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE": The aggregate of the
Principal Balances of the Mortgage Loans as of the Cut-off Date.

         "DEBT SERVICE REDUCTIONS": As defined in the Master Servicing
Agreement.

         "DEFAULT": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "DEFICIENT VALUATION": As defined in the Master Servicing Agreement.

         "DEFINITIVE BONDS": Bonds other than Book-Entry Bonds.

         "DELETED MORTGAGE LOAN": As defined in the Master Servicing Agreement.

         "DELINQUENCY AMOUNT": As of any Payment Date and with respect to the Mortgage Loans of a Mortgage Pool, the product of the Delinquency Percentage for such Mortgage Pool and such Payment Date and the Aggregate Principal Balance of the Mortgage Loans in such Mortgage Pool as of the Determination Date relating to such Payment Date.

         "DELINQUENCY PERCENTAGE": For any Due Period, the rolling three month average of a fraction, expressed as a percentage, (i) the numerator of which is the aggregate of the Scheduled Principal Balances as of the last day of such Due
Period for all Mortgage Loans that were 90 or more days contractually
Delinquent, in foreclosure, REO Property or for which the related Mortgagor was in a bankruptcy proceeding or paying a reduced Monthly Payment as a result of a bankruptcy workout as of the last day of such Due Period and the denominator of which is the aggregate unpaid Scheduled Principal Balance of all Mortgage Loans as of the last day of such Due Period.

         "DELINQUENT": As to any Mortgage Loan, if any payment due thereon is not made by the close of business on the day such payment by the related
Mortgagor is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days
Delinquent," "90 days Delinquent" and so on.

         "DEPOSIT DATE": On or before 11:00 A.M. on any Payment Date, which is the latest time by which the Master Servicer transfers Available Funds on deposit in the Bond Account to the Distribution Account.

         "DEPOSITOR": American Residential Eagle, Inc., a Delaware corporation and a wholly owned subsidiary of American Residential Investment Trust, Inc., and its successors and assigns.

         "DETERMINATION DATE": As to any Payment Date, the last day of the Due
Period relating to such Payment Date.

         "DISTRIBUTION ACCOUNT": For each Class of Bonds, the segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.02 and entitled "Norwest Bank Minnesota, National Association, as
Indenture Trustee for American Residential Eagle Bond Trust 1999-2,
Collateralized Home Equity Bonds, Series 1999-2, Class A-1 or Class A-2, as applicable, Distribution Account," on behalf of the Bondholders and the Bond
Insurer.

         "DUE DATE": With respect to any Mortgage Loan, the date on which a scheduled payment is due under the related Mortgage Bond.

         "DUE PERIOD": With respect to any Payment Date, the period commencing on the second day of the calendar month immediately preceding the calendar month in which such Payment Date occurs (or, with respect to the first Payment Date, commencing on the day following the Cut-off Date for each Mortgage Loan) and ending on the first day of the calendar month in which such Payment Date occurs.

         "ELIGIBLE ACCOUNT": As defined in the Master Servicing Agreement.

         "EVENT OF DEFAULT": As defined in Section 5.01.

         "EXCESS CASH": With respect to any Payment Date and any Class of Bonds,
Available Funds for the related Mortgage Pool for such Payment Date, MINUS the sum of (i) any amounts payable to the Bond Insurer pursuant to the FSA Insurance
Agreement with respect to such Class of Bonds, (ii) the Monthly Interest Amount for such Class of Bonds for the related Payment Date, (iii) the Monthly
Principal Amount for such Class of Bonds for the related Payment Date and (iv) the related Overcollateralization Deficit for such Class for the related Payment
Date.

         "EXCESS BANKRUPTCY LOSS": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Loss Amount.

         "EXCESS FRAUD LOSS": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         "EXCESS LOSS": Any Excess Bankruptcy Loss, Excess Special Hazard Loss or Excess Fraud Loss.

         "EXCESS SPECIAL HAZARD LOSS": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Loss Amount.

         "FDIC": The Federal Deposit Insurance Corporation and its successors in interest.

         "FINAL MATURITY PAYMENT DATE DATE": With respect to each Class of
Bonds, the Payment Date in July, 2029.

         "FIXED RATE MORTGAGE LOANS": Those Mortgage Loans identified in the
Schedule of Mortgage Loans that bear interest rates which are fixed for the lives of such Mortgage Loans.

         "FRAUD LOSS": Any Realized Loss attributable to fraud in the origination of a Mortgage Loan.

         "FRAUD LOSS AMOUNT": 3.00% of the Aggregate Cut-off Date Principal
Balance of the Mortgage Loans.

         "FSA": Financial Security Assurance, Inc., its successors and assigns.

         "FSA INSURANCE AGREEMENT": means the Insurance and Indemnity
Agreement, dated as of July 1, 1999, between the Issuer, FSA, the Depositor and the Seller.

         "FSA POLICY": means the irrevocable financial guaranty insurance policy (Policy No. 50838-N) issued by FSA with respect to the Bonds.

         "GRANT": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and related Mortgage Files, a Permitted Investment, the Master Servicing
Agreement, the Mortgage Loan Purchase Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, insurance proceeds, Purchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "HIGHEST LAWFUL RATE": As defined in Section 11.19.

         "INDEMNIFICATION AGREEMENT": As defined in the Insurance Agreement.

         "INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed.
The words "herein", "hereof', "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "INDENTURE TRUSTEE": Norwest Bank Minnesota, National Association, a national banking association, and any Person resulting from or surviving any consolidation or merger to which it may be a party until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor
Person.

         "INDEPENDENT": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Bonds, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.
Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by an Issuer Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "INDIVIDUAL BOND": A Bond of an original principal amount of $50,000
(PROVIDED, HOWEVER, one Bond may be less than that amount); a Bond of an original principal amount in excess of $50,000 shall be deemed to be a number of Individual Bonds equal to the quotient obtained by dividing such original principal amount by $50,000.

         "INITIAL REDEMPTION DATE": The first Payment Date on which the aggregate Principal Balance of the Mortgage Loans is less than 20% of their Cut-off Date Principal Balance.

         "INSURANCE POLICY": As defined in the Master Servicing Agreement.

         "INSURANCE PROCEEDS": As defined in the Master Servicing Agreement.

         "INSURED EXPENSES": As defined in the Master Servicing Agreement.

         "INTEREST ACCRUAL PERIOD": With respect to any Payment Date and the
Class A-1 Bonds, the period from the Payment Date in the month preceding the month of such Payment Date (or, in the case of the first Payment Date, from the Closing Date) through the day before such Payment Date. With respect to any Payment Date and the Class A-2 Bonds, the calendar month immediately preceding the month in which such Payment Date occurs.

         "INVESTOR CERTIFICATE": As defined in the Trust Agreement.

         "INVESTOR CERTIFICATEHOLDER": As defined in the Trust Agreement.

         "ISSUER": American Residential Eagle Bond Trust 1999-2, a Delaware business trust.

         "ISSUER ORDER" and "ISSUER REQUEST": A written order or request of the Issuer signed on behalf of the Issuer by an Authorized Officer of the Owner
Trustee or, in the case of such order or request required by Section 2.11, by an Authorized Officer of the holder of the Investor Certificate and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

         "LETTER AGREEMENT": The Letter of Representations to The Depository
Trust Company from the Indenture Trustee and the Issuer dated August 4, 1999.

         "LIBOR BUSINESS DAY": Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

         "LIBOR CARRYOVER AMOUNT": With respect to any Payment Date and the
Class A-1 Bonds, the sum of (i) the excess, if any, of the Monthly Interest
Amount calculated on the basis of the Class A-1 Bond Interest Rate (with regard to the CAP Rate but without regard to the Class A-1 Net Funds Cap applicable to such Payment Date) over the sum of (a) related Monthly Interest Amount calculated on the basis of the Class A-1 Net Funds Cap, (ii) any LIBOR Carryover
Amount remaining unpaid from prior Payment Dates and (iii) interest on the amount in clause (ii) calculated on the basis of the Class A-1 Bond Interest
Rate (with regard to the CAP Rate but without regard to the Class A-1 Net Funds
Cap applicable to such Payment Date).

         "LIBOR DETERMINATION DATE": With respect to any Payment Date, the second LIBOR Business Day prior to the first day of the relate Interest Accrual
Period (or the second LIBOR Business Day prior to the Closing Date, in the case of the first Payment Date).

         "LIQUIDATED MORTGAGE LOAN": As defined in the Master Servicing
Agreement.

         "LIQUIDATION DATE": With respect to any Mortgage Loan, the date of the final receipt of all Liquidation Proceeds, Insurance Proceeds or other payments with respect to such Mortgage Loan.

         "LIQUIDATION PROCEEDS": As defined in the Master Servicing Agreement.

         "MANAGER": means AmREIT as manager of the Issuer under the Management
Agreement and its successors and assigns.

         "MANAGEMENT AGREEMENT": The Management Agreement, dated as of July 1,
1999, between the Issuer and AmREIT, as manager.

         "MANAGEMENT FEE": With respect to any Payment Date, the monthly fee of $1,000 payable to AmREIT, as manager under the Management Agreement.

         "MANAGEMENT FEE RATE": With respect to any Payment Date, the
Management Fee expressed as a percentage of the Aggregate Principal Balance as of the last day of the Due Period preceding such Payment Date.

         "MASTER SERVICER": As defined in the Master Servicing Agreement.

         "MASTER SERVICING AGREEMENT": The Master Servicing Agreement dated as of July 1, 1999 among the Issuer, the Master Servicer and the Indenture
Trustee.

         "MATURITY": With respect to any Bond, the date on which the entire unpaid principal amount of such Bond becomes due and payable as therein or herein provided, whether at the Final Maturity Payment Date or by declaration of acceleration, call for redemption or otherwise.

         "MINIMUM SPREAD": With respect to the Class A-1 Bonds, 0.00% for the first fifteen Payment Dates and 0.50% for any Payment Date thereafter.

         "MONTHLY ADVANCE": Any advance of a payment of principal and interest due on a Mortgage Loan required to be made by a Servicer (or the Master servicer in the event of the failure of the Servicer to make such advances) with respect to any Payment Date pursuant to the related Servicing Agreement and the Master
Servicing Agreement.

         "MONTHLY INTEREST AMOUNT": With respect to any Payment Date, an amount equal to interest accrued during the related Interest Accrual Period at the applicable Bond Interest Rate on the Class Balance of the related Class of Bonds as of the preceding Payment Date (after giving effect to payments, if any, in reduction of principal made on such Class on such preceding Payment Date), MINUS any Relief Act Shortfalls. For purposes of determining the Scheduled Payment, if any, with respect to any Payment Date, "Monthly Interest" shall mean the aggregate of the Monthly Interest Amounts for such Payment Date for both Classes of Bonds.

         "MONTHLY PAYMENT": As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the scheduled payment of principal and interest due thereon for such Due Date (before adjustment for any Curtailments applied on or before such Due Date in the related Due Period and any Relief Act Reductions and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient
Valuations, or similar proceeding or any moratorium or similar waiver or grace period).
         "MONTHLY PRINCIPAL AMOUNT": With respect to any Payment Date and any class of Bonds, an amount equal to (A) the aggregate of (i) all scheduled payments of principal received with respect to the Mortgage Loans in the related
Mortgage Pool due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on such Mortgage Loans
(including Principal Prepayments) during or in respect of the related Collection
Period, and (ii) the aggregate of all amounts allocable to principal deposited in the Distribution Account on the related Deposit Date by the Seller or the Master Servicer in connection with a repurchase, release, removal or substitution of any such Mortgage Loans pursuant to the Master Servicing
Agreement, reduced by (B) the amount of any Overcollateralization Surplus with respect to such Payment Date.

         "MOODY'S": Moody's Investors Service, Inc. and its successors in interest.

         "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Mortgage
Loan.

         "MORTGAGE INSURANCE POLICY": The primary mortgage insurance policy issued by the Mortgage Insurer insuring certain of those Mortgage Loans (as noted on the Schedule of Mortgage Loans) with original Loan-to-Value ratios in excess of 80% as indicated in the schedule to such policy.

         "MORTGAGE INSURANCE PREMIUM": With respect to any Payment Date, the aggregate monthly premiums payable with respect to the Mortgage Loans in a Mortgage Pool covered by the Mortgage Insurance Policy.

         "MORTGAGE INSURANCE PREMIUM RATE": With respect to any Payment Date and any Class of Bonds, the Mortgage Insurance Premium expressed as an annual percentage of the Aggregate Principal Balance of the Mortgage Loans in the related Mortgage Pool as of the last day of the Due Period preceding such Payment Date.

         "MORTGAGE INSURER": Radian Guaranty Inc. and its successors and assigns.

         "MORTGAGE LOAN": Each of the mortgage loans Granted to the Indenture
Trustee under this Indenture as security for the Bonds and that from time to time comprise part of the Trust Estate, including any property that secures a Mortgage that becomes REO Property. The Mortgage Loans are listed on the Schedule of Mortgage Loans annexed hereto as Schedule I.

         "MORTGAGE LOAN PURCHASE AGREEMENT": The Mortgage Loan Purchase
Agreement, dated as of July 1, 1999, by and between the Seller, as seller, and the Depositor, as purchaser and the Issuer.

         "MORTGAGE NOTE": The Note or other instrument evidencing the indebtedness of a Mortgagor under the related Mortgage Loan.

         "MORTGAGE POOL": Either Pool 1 or Pool 2. As used herein, the term
"related Mortgage Pool", in the case of the Class A-1 Bonds, means Pool 1, and in the case of the Class A-2 Bonds, means Pool 2.

         "MORTGAGED PROPERTY": The underlying property securing a Mortgage Note.

         "MORTGAGE RATE": As defined in the Master Servicing Agreement.

         "MORTGAGOR": The obligor under a Mortgage Note.

         "NET LIQUIDATION PROCEEDS": With respect to a Liquidated Mortgage
Loan, the related Liquidation Proceeds net of (i) unreimbursed expenses and
(ii) any unreimbursed Monthly Advances or Servicing Advances, if any, received and retained in connection with the Liquidation of such Mortgage Loan.

         "NONRECOVERABLE ADVANCE": As defined in the Master Servicing Agreement.

         "NOTICE OF CLAIM": The notice required to be furnished by the Indenture
Trustee to the Bond Insurer in the event an Insured Payment is required to be paid under the FSA Policy with respect to any Payment Date, in the form set forth as Exhibit C hereto.

         "OFFICERS' CERTIFICATE": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, Chief Operating Officer or a Vice President of the Seller, the Depositor, the Master Servicer or, in the case of the Issuer, an Authorized Officer of the Owner Trustee or of its Manager (to the extent the delivery of such certificates by the Manager is permitted under the Management Agreement), as the case may be, and delivered to the Indenture Trustee, Bond Insurer or each Rating Agency, as the case may be.

         "ONE-MONTH LIBOR": With respect to each Payment Date, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00
A.M., London time, on the related LIBOR Determination Date. If such rate does not appear on such page (or other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Manager), the rate shall be the Reference Bank Rate. The "Reference Bank Rate" shall be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be three major banks that are engaged in transactions in the London interbank market, selected by the Manager) as of 11:00 A.M. London time, on the date that is two LIBOR Business Days prior to the immediately preceding Payment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Class Balance of the Class A-1 Bonds then outstanding. The Manager shall request the principal
London office of each of the reference banks to provide a quotation of its rate.
If at least two such quotations are provided, the rate shall be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the quotations. If on such date fewer than two quotations are provided as requested, the rate shall be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the rates quoted by one or more major banks in New York City, selected by the Manager as of 11:00 A.M., New York City time, on such date for loans in U.S.
Dollars to leading European banks for a period of one month in amounts approximately equal to the Class Balance of the Class A-1 Bonds then outstanding. If no such quotations can be obtained, the rate shall be LIBOR for the prior Payment Date.

         "OPINION OF COUNSEL": A written opinion of counsel reasonably acceptable to the Indenture Trustee and, in the case of opinions delivered to the Bond Insurer, reasonably acceptable to it. Any expense related to obtaining an Opinion of Counsel for an action requested by a party shall be borne by the party required to obtain such opinion or seeking to effect the action that requires the delivery of such Opinion of Counsel, except in such instances where such opinion is at the request of the Indenture Trustee, in which case such expense shall be an expense of the Issuer.

         "ORIGINAL BOND BALANCE": The principal balance of a Class at the issue date thereof, which, in the case of the Class A-1 Bonds, is equal to $332,350,000 and, in the case of the Class A-2 Bonds, is equal to $61,750,000.

         "OUTSTANDING": As of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture except:

                   (i) Definitive Bonds theretofore canceled by the Bond
         Registrar or delivered to the Bond Registrar for cancellation;

                   (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; PROVIDED, HOWEVER, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

                   (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Bonds are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

                   (iv) Bonds alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite percentage of the Bond Balance of the Outstanding Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer, the Indenture Trustee, the Seller, the Master Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that the Indenture Trustee knows to be so owned shall be so disregarded. Bonds so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer, the Seller, the Master Servicer, any Servicer or the Depositor or such other obligor; PROVIDED, FURTHER, HOWEVER, that Bonds that have been paid with the proceeds of the FSA Policy shall be deemed to be Outstanding for the purposes of this Indenture, such payment to be evidenced by written notice from the Bond Insurer to the Indenture Trustee, and the Bond
Insurer shall be deemed to the Holder thereof to the extent of any payments thereon made by the Bond Insurer.

         "OVERCOLLATERALIZATION AMOUNT": For each Class of Bonds and any Payment
Date, the amount, if any, by which (x) the Aggregate Principal Balance of the Mortgage Loans in the related Mortgage Pool as of the end of the related Due
Period exceeds (y) the Class Balance of such Class as of such Payment Date after taking into account payments of the Monthly Principal Amount to such Class
(disregarding any permitted reduction in Monthly Principal Amount due to an Overcollateralization Surplus) made on such Payment Date.

         "OVERCOLLATERALIZATION DEFICIT": With respect to any Payment Date, the amount, if any, by which (x) the Bond Balance, after taking into account all payments to be made on such Payment Date on either Class of Bonds in reduction thereof, including any Excess Cash Payments, exceeds (y) the sum of (i) the aggregate Principal Balance of the Mortgage Loans as of the end of the applicable Due Period and (ii) any amounts on deposit in the Reserve Fund after application of all amounts due on such Payment Date less, without duplication, the amount of any Excess Losses. Solely for purposes of allocation between Classes, with respect to any Payment Date and each Class of Bonds, as to any Payment Date, the amount, if any, by which (x) the related Class Balance on such Payment Date (after taking into account any payments to be paid on such Payment
Date in reduction of the related Class Balance) exceeds (y) the sum of (i) the Aggregate Principal Balance of the Mortgage Loans in the related Mortgage Pool as of the end of the related Due Period and (ii) any amounts on deposit in the Reserve Fund after application of all amounts due on such Payment Date. If the Aggregate Principal Balance of the Mortgage Loans in the related Mortgage Pool as determined pursuant to the preceding sentence is greater than the related
Class Balance for such Payment Date as determined above, the Overcollateralization Deficit for such Class and such Payment Date shall be zero.

         "OVERCOLLATERALIZATION SURPLUS": For each Class of Bonds, as to any Payment Date, the amount, if any, by which (x) the related Overcollateralization
Amount for such Payment Date exceeds (y) the then related Required
Overcollateralization Amount for such Mortgage Pool for such Payment Date.

         "OWNER TRUSTEE": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

         "PAYING AGENT": The Indenture Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to
Section 3.03 to pay the principal of, or interest on, any Bonds on behalf of the Issuer, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of this Indenture applicable to the Paying Agent.

         "PAYMENT DATE": The 25th day of each month or, if any such day is not a Business Day, the Business Day immediately following such 25th day, beginning
September 27, 1999.

         "PAYMENT DATE STATEMENT": The statement prepared pursuant to Section
2.08(d) with respect to collections on or in respect of the Mortgage Loans and other assets of the Trust Estate and payments on or in respect of the Bonds, based upon the information contained in the reports prepared by the Servicers and Master Servicer and setting forth the following information with respect to each Payment Date (to the extent the Servicers or the Master Servicer has provided such information (other than the information described in clause (b), (c), (i), (k), (n) and (o) below) available to the Indenture Trustee):

                  (a) the amount of such payment to the Bondholders of each Class and in the aggregate on such Payment Date allocable to (i) the Monthly Principal Amount (separately setting forth Principal
         Prepayments) and (ii) any Excess Cash Payment;

                  (b) the amount of such payment to the Bondholders of each Class and in the aggregate on such Payment Date allocable to the Monthly Interest Amount;

                  (c) the Class Balance for each Class and in the aggregate after giving effect to the payment of Monthly Principal Amount and any Excess Cash applied to reduce such Class Balance on such Payment Date;

                  (d) the Aggregate Principal Balance of the Mortgage
         Loans in each Mortgage Pool and in the aggregate as of the end of the related Due Period;

                  (e) the amount of Monthly Advances made with respect to each Mortgage Pool on such Payment Date and the aggregate amount of unreimbursed Monthly Advances and Servicing Advances, with respect to each Mortgage Pool, if any;

                  (f) the number and the aggregate of the Principal Balances of the Mortgage Loans in each Mortgage Pool (including the principal balance of all such Loans in foreclosure) Delinquent (i) one month (30 to 59 days), (ii) two months (60 to 89 days) and (iii) three or more months (90 days or more) as of the end of the related Collection
         Period;

                  (g) the number and the aggregate of the Principal Balances of the Mortgage Loans by Mortgage Pool and in the aggregate in foreclosure or subject to other similar proceeding and the number and aggregate of the Principal Balances of the Mortgage Loans by Mortgage
         Pool and in the aggregate, the Mortgagor of which is known (based upon information provided by a Servicer) to be in bankruptcy;

                  (h) the amount of any Insured Payment for each Class and in the aggregate, if any, for such Payment Date;

                  (i) the amount of the Servicing Fees paid to or retained by each Servicer with respect to such Payment Date;

                  (j) the Overcollateralization Amount, the then applicable
         Required Overcollateralization Amount, the Overcollateralization
         Surplus, if any, and the Overcollateralization Deficit, if any, with respect to each Class and in the aggregate for such Payment Date;

                  (k) the Weighted Average Net Mortgage Rate of the Mortgage
         Loans with respect to each Mortgage Pool as of the first day of the month prior to the Payment Date;

                  (l) the Aggregate Expense Rate with respect to each Mortgage
         Pool for such Payment Date;

                  (m) the Bond Interest Rate for each Class of Bonds for such Payment Date; and

                  (n) the LIBOR Carryover Amount with respect to the Class A-1
         Bonds for such Payment Date.

         In the case of information furnished pursuant to clauses (a) and (b) above, the amounts shall be expressed as a dollar amount per Bond with a $1,000 principal denomination. In addition, for each Payment Date, the Indenture
Trustee shall also be required to provide Bloomberg Financial Services a loan level amortization tape in standard industry format.

         "PERCENTAGE INTEREST": With respect to a Bond, the undivided percentage interest (carried to eight places rounded down) obtained by dividing the original principal balance of such Bond by the Original Class Balance and multiplying the result by 100.

         "PERMITTED INVESTMENTS": As defined in the Master Servicing Agreement.

         "PERSON": Any individual, corporation, limited liability company, partnership, joint venture, association joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "POLICY PAYMENTS ACCOUNT": The special purpose trust account established by the Indenture Trustee pursuant to Section 8.03(b) hereof.

         "POOL 1": Those Mortgage Loans included on the Schedule of Mortgage
Loans which are Adjustable rate Mortgage Loans.

         "POOL 1 REQUIRED OVERCOLLATERALIZATION AMOUNT": With respect to any
Payment Date, an amount equal to 2.25% of the Cut-off Date Aggregate Principal
Balance of the Pool 1 Mortgage Loans, subject to the following: (i) if the Step
Up Trigger has occurred, the Pool 1 Required Overcollateralization Amount for such Payment Date will be an amount equal to either (A) if the Step Up Trigger has occurred solely because the Step Up Rolling Delinquency Test is met on such Payment Date, an amount equal to the aggregate Principal Balance of all Pool 1
Mortgage Loans that are 60 or more days Delinquent, or in foreclosure or have been converted to REO Properties or (B) in all other cases, the Aggregate
Principal Balance of the Pool 1 Mortgage Loans as of the end of the related Due
Period; (ii) if the Pool 1 Spread Squeeze Condition is met, the Required
Overcollateralization Amount for such Payment Date will be an amount equal to the sum of (A) the Required Overcollateralization Amount for such Payment Date determined as though the Pool 1 Spread Squeeze Condition were not met plus (B) the Pool 1 Spread Squeeze Overcollateralization Increase Amount or (ii) if neither the Step Up Trigger has occurred nor the Pool 1 Spread Squeeze
Condition is met but the Step Down Trigger has occurred, the Required
Overcollateralization Amount for such Payment Date will be an amount equal to the greater of (A) 0.50% of the Cut-off Date Aggregate Principal Balance of the Mortgage Loans and (B) the lesser of (x) 2.25% of the Cut-off Date Aggregate
Principal Balance of the Mortgage Loans, and (y) the Pool 1 Stepped Down
Required Overcollateralized Percentage of the aggregate Principal Balance of the Mortgage Loans and REO Properties as of the end of the related Due Period.
Notwithstanding, any provision to the contrary contained herein, the Required
Overcollateralization Amount may be reduced by the Bond Insurer.

         "POOL 1 SPREAD SQUEEZE CONDITION": The Spread Squeeze Condition will be met with respect to a Payment Date up to the fifteenth Payment Date if, the Spread Squeeze Percentage for such Payment Date is less than 2.25% and for any Payment Date after the fifteenth Payment Date, the Spread Squeeze Percentage for such Payment Date is less than 2.75%.

         "POOL 1 SPREAD SQUEEZE OVERCOLLATERALIZATION INCREASE AMOUNT": For any
Payment Date on which the Spread Squeeze Condition is met, an amount equal to the product obtained by multiplying (i) three, (ii) the excess, if any, of 2.25% (with respect to the first Payment Date through the fifteenth Payment
Date) or 2.75% (with respect to any Payment Date following the fifteenth
Payment Date) over the Spread Squeeze Percentage for such Payment Date and
(iii) the Cut-off Date Aggregate Principal Balance of the Mortgage Loans.

         "POOL 1 SPREAD SQUEEZE PERCENTAGE": With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the product of 12 and the Excess Cash for Pool 1 for such Payment Date, and the denominator of which is the aggregate Principal Balance of the Pool 1 Mortgage Loans as of such Payment Date.

         "POOL 1 STEPPED DOWN REQUIRED OVERCOLLATERALIZED PERCENTAGE": For any
Payment Date for which the Step Down Trigger with respect to Pool 1 has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 2.25% of the Cut-off Date Aggregate Principal Balance of the Pool 1 Mortgage Loans, and the denominator of which is the aggregate
Principal Balance of the Pool 1 Mortgage Loans as of the end of the immediately preceding Due Period, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause
(i) above minus 4.50%, multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Pool 1 Stepped Down
Required Overcollateralized Percentage is being calculated, up to a maximum of three, for which the Step Down Trigger has occurred, and the denominator of which is three.

         "POOL 2": Those Mortgage Loans included on the Schedule of Mortgage
Loans which are Fixed Rate Mortgage Loans.

         "POOL 2 REQUIRED OVERCOLLATERALIZATION AMOUNT": With respect to any
Payment Date, an amount equal to 2.00% of the Cut-off Date Aggregate Principal
Balance of the Pool 2 Mortgage Loans, PROVIDED, HOWEVER, if the Step Up Trigger has occurred, the Pool 2 Required Overcollateralization Amount for such Payment
Date will be an amount equal to either (A) if the Step Up Trigger has occurred solely because the Step Up Rolling Delinquency Test is met on such Payment
Date, an amount equal to the aggregate Principal Balance of all Pool 2 Mortgage
Loans that are 60 or more days Delinquent, or in foreclosure or have been converted to REO Properties or (B) in all other cases, the Aggregate Principal
Balance of the Pool 2 Mortgage Loans as of the end of the related Due Period.
Notwithstanding, any provision to the contrary contained herein, the Required
Overcollateralization Amount may be reduced by the Bond Insurer.

         "POOL 2 STEPPED DOWN REQUIRED OVERCOLLATERALIZATION PERCENTAGE": For any Payment Date for which the Step Down Trigger with respect to Pool 2 has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 2.00% of the Cut-off Date Aggregate Principal Balance of the Pool 2 Mortgage Loans, and the denominator of which is the aggregate
Principal Balance of the Pool 2 Mortgage Loans as of the end of the immediately preceding Due Period, minus (ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause
(i) above minus 4.00% multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Pool 2 Stepped Down
Required Overcollateralization Percentage is being calculated, up to a maximum of three, for which the Step Down Trigger has occurred, and the denominator of which is three.

         "PREDECESSOR BONDS": With respect to any particular Bond, every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purpose of this definition, any Bond authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Bond shall be deemed to evidence the same debt as the lost, destroyed or stolen Bond.

         "PREFERENCE AMOUNT": Any amount previously distributed to a Bondholder that is recoverable and sought to be recovered as a avoidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

         "PREMIUM LETTER": The premium letter, dated August 5, 1999, between
AmREIT and the Bond Insurer.

         "PREPAYMENT INTEREST SHORTFALL": As to any Payment Date, Mortgage Loan and Principal Prepayment, the amount, if any, by which one month's interest at the related Net Mortgage Rate (giving effect to any Relief Act Reduction) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

         "PRINCIPAL BALANCE": As to any Mortgage Loan and any Determination
Date, the actual outstanding principal amount thereof as of the close of business on the Determination Date in the preceding month (or, in the case of the first Payment Date, as of the Cut-off Date) less (i) all scheduled payments of principal received) with respect to the Mortgage Loan and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on the Mortgage Loan (including Principal
Prepayments) during or in respect of the related Collection Period, Net
Liquidation Proceeds allocable to principal recovered or collected in respect of such Mortgage Loan during the related Collection Period and (ii) the portion of the Purchase Price allocable to principal to be remitted by the Seller to the Indenture Trustee on or prior to the related Deposit Date in connection with a repurchase of such Mortgage Loan pursuant to the Master Servicing Agreement or
Section 8.05 hereof, to the extent such amount is actually remitted on or prior to such Deposit Date; PROVIDED, HOWEVER, that Mortgage Loans that have become
Liquidated Mortgage Loans since the end of the preceding Determination Date (or, in the case of the first Determination Date, since the Cut-off Date) will be deemed to have a Principal Balance of zero on the current Determination Date.

         "PRINCIPAL PREPAYMENT": As defined in the Master Servicing Agreement.

         "PRINCIPAL PREPAYMENT IN FULL": As defined in the Master Servicing
Agreement.

         "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

         "PURCHASE AND SALE AGREEMENTS": As defined in the Master Servicing
Agreement.

         "PURCHASE PRICE": As defined in the Master Servicing Agreement.

         "RATING AGENCIES": Standard & Poor's and Moody's (each, a "Rating
Agency"). If either such agency or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by the Master Servicer, notice of which designation shall be given to the Indenture Trustee.

         "REALIZED LOSS": As defined in the Master Servicing Agreement.

         "RECORD DATE": With respect to any Payment Date, the date on which the Persons entitled to receive any payment of principal of or interest on any Bonds (or notice of a payment in full of principal) due and payable on such Payment Date are determined; such date, in the case if the Class A-1 Bonds, shall be the last Business Day preceding such Payment Date or, in the case of the Class A-2 Bonds and with respect to Definitive Bonds, the last day of the month preceding the month of such Payment Date. With respect to a vote of Bondholders required or allowed hereunder, the Record Date shall be the later of (i) 30 days prior to the first solicitation of consents or (ii) the date of the most recent list of Bondholders furnished to the Indenture Trustee pursuant to Section 7.01(a) prior to such solicitation.

         "REDEMPTION DATE": The Payment Date, if any, on which the Bonds are redeemed pursuant to Article X hereof which date may occur (i) on the Initial
Redemption Date or (ii) after the Indenture Trustee has received an acceptable offer to purchase the Trust Estate as set forth in Section 10.01(b) hereof.

         "REDEMPTION PRICE": With respect to any Bond, an amount at least equal to the sum of (i) 100% of the then outstanding Class Balance, plus accrued interest thereon through the end of the Interest Accrual Period immediately preceding the related Payment Date, (ii) in the case of the Class A-1 Bonds, the amount of any unpaid LIBOR Carryover Amount, (iii) any amounts due and owing to the Bond Insurer under the Insurance Agreement (including any amounts that will become due as a result of such redemption), (iv) any unreimbursed
Servicing Fees, Monthly Advances and Servicing Advances, including
Nonrecoverable Advances and (v) all unpaid fees and expenses of, and other amounts due and owing to, the Owner Trustee and the Indenture Trustee.

         "RELIEF ACT SHORTFALLS": With respect to any Due Period, the aggregate reductions in interest collected on the Mortgage Loans as a result of The
Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "REMITTANCE AMOUNT": With respect to a Mortgage Pool and any Remittance Date, the amounts set forth in clauses (a) through (f) of the definition of Available Funds prior to any deductions of the amounts described in clauses (i) through (v) of such definitions.

         "REMITTANCE DATE": The date each month on which funds on deposit in a Servicer's custodial account are remitted by the Servicers to the Master
Servicer for deposit into the Bond Account, which date shall be with respect to any Payment Date, the 18th day of the month in which such Payment Date occurs, or the next succeeding Business Day, if such 18th day is not a Business Day.

         "REO PROPERTY": As defined in the Master Servicing Agreement.

         "REPLACEMENT MORTGAGE LOAN": As defined in the Master Servicing
Agreement.

         "REPRESENTATIVE": Bear, Stearns & Co. Inc., as representative of the
Underwriters under the Underwriting Agreement.

         "REQUIRED PAYMENT AMOUNT": With respect to any Payment Date, the
Monthly Interest Amount (net of Prepayment Interest Shortfalls which are not covered by Compensating Interest Payments) for such Payment Date plus the amount of any Overcollateralization Deficit for such Payment Date.

         "RESERVE ACCOUNT": The reserve account established by the Indenture
Trustee with respect to each Class of Bonds pursuant to Section 8.17 hereof.

         "RESPONSIBLE OFFICER": With respect to the Indenture Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "ROLLING DELINQUENCY PERCENTAGE": With respect to any Payment Date, the average of the Delinquency Percentages as of the last day of each of the three (or one or two, in the case of the first or second Payment Dates, respectively) preceding Due Periods.

         "SALE": The meaning specified in Section 5.17.

         "SCHEDULE OF MORTGAGE LOANS": As defined in the Master Servicing
Agreement and set forth in Schedule I attached hereto.

         "SCHEDULED PAYMENTS":  As defined in the FSA Policy.

         "SCHEDULED PRINCIPAL BALANCE": (i) with respect to any Mortgage Loan as of any Payment Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the mortgagor, and all amounts allocable to unscheduled principal payments
(including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the Collection Period ending in the month prior to the month of such Payment Date) and (ii) with respect to any REO Property as of any Payment
Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due
Date immediately preceding the date of acquisition of such REO Property by the Master Servicer (reduced by any amount applied as a reduction of principal on the Mortgage Loan).

         "SELLER": AmREIT and its successors and assigns.

         "SERVICER":  As defined in the Master Servicing Agreement.

         "SERVICING ADVANCE": As defined in the Master Servicing Agreement.

         "SERVICING AGREEMENTS":  As defined in the Master Servicing Agreement.

         "SERVICING FEE":  As defined in the Master Servicing Agreement.

         "SERVICING FEE RATE": As defined in the Master Servicing Agreement.

         "SPECIAL HAZARD LOSS": (i) A Realized Loss suffered by a Mortgaged
Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property and (b) any loss caused by or resulting from:

                           (A) normal wear and tear;

                           (B) conversion or other dishonest act on the part of
                   the Seller, the Depositor, the Servicer, the Master Servicer or any of their agents or employees; or

                           (C) errors in design, faulty workmanship or faulty
                   materials, unless the collapse of the property or a part thereof ensues;

         or (ii) any Realized Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property.

         "SPECIAL HAZARD LOSS AMOUNT": 1.00% of the Aggregate Cut-off Date
Principal Balance of the Mortgage Loans.

         "STANDARD & POOR'S": Standard & Poor's Rating Services, a Division of
The McGraw-Hill Companies, Inc., and its successors in interest.

         "STEP DOWN CUMULATIVE LOSS TEST": The Step Down Cumulative Loss Test will be met with respect to a Payment Date as follows: (i) for the 31st through the 41st Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 1.65% or less; (ii) for the 42nd through the 53rd Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 2.15% or less; (iii) for the 54th through the 65th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 2.55% or less; (iv) for 66th through the 77th Payment
Dates, if the Cumulative Loss Percentage for such Payment Date is 2.90% or less; and (v) after the 77th Payment Date, if the Cumulative Loss Percentage for such Payment Date is 3.50% or less.

         "STEP DOWN ROLLING DELINQUENCY TEST": The Step Down Rolling
Delinquency Test will be met with respect to a Payment Date if the Rolling
Delinquency Percentage for such Payment Date is 10.00% or less.

         "STEP DOWN ROLLING LOSS TEST": The Step Down Rolling Loss Test will be met with respect to a Payment Date if the Annual Loss Percentage is less than 0.80%.

         "STEP DOWN TRIGGER": For any Payment Date after the 30th Payment Date, the Step Down Trigger will have occurred if each of the Step Down Cumulative
Loss Test, the Step Down Rolling Delinquency Test and the Step Down Rolling
Loss Test is met. In no event will the Step Down Trigger be deemed to have occurred for the 30th Payment Date or any preceding Payment Date.

         "STEP UP CUMULATIVE LOSS TEST": The Step Up Cumulative Loss Test will be met with respect to a Payment Date as follows: (i) for the 1st through the 12th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 0.85%; (ii) for the 13th through the 24th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 1.20%; (iii) for the 25th through the 36th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 1.95%; (iv) for the 37th through the 48th Payment
Dates, if the Cumulative Loss Percentage for such Payment Date is more than 2.75%; (v) for the 49th through the 60th Payment Dates, if the Cumulative Loss
Percentage for such Payment Date is more than 3.30% and (vi) for the 61st
Payment Date and any Payment Date thereafter, if the Cumulative Loss Percentage for such Payment Date is more than 4.10%.

         "STEP UP MI TRIGGER": For any Payment Date, the Step Up MI Trigger will be met if either (i) the rating assigned to the Mortgage Insurer is withdrawn by either Rating Agency or reduced below "AA-" or "Aa3" by S&P or Moody's, respectively, or the cumulative amount of claim denials under the Mortgage
Insurance Policy exceeds either (i) 0.45% of the Cut-off Date Aggregate
Principal Balance, if the current Aggregate Principal Balance of the Mortgage
Loans is greater than or equal to 50% of the Cut-off Date Aggregate Principal
Balance or (ii) 1.15% of the current Pool Balance, if the Aggregate Principal
Balance of the Mortgage Loans is less than 50% of the Cut-off Date Aggregate
Principal Balance.

         "STEP UP ROLLING DELINQUENCY TEST": The Step Up Rolling Delinquency
Test will be met for a Payment Date if the Rolling Delinquency Percentage for such Payment Date is more than 12%.

         "STEP UP ROLLING LOSS TEST": The Step Up Rolling Loss Test will be met with respect to a Mortgage Pool for a Payment Date, if the Annual Loss
Percentage for such Mortgage Pool and Payment Date is more than 1.10%.

         "STEP UP TRIGGER": For any Payment Date, the Step Up Trigger will have occurred if any one of the Step Up Cumulative Loss Test, the Step Up Rolling
Delinquency Test, the Step Up Rolling Loss Test or Step Up MI Trigger is met.

         "TELERATE PAGE 3750": The display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

         "TRUST AGREEMENT": That certain Deposit Trust Agreement, dated as of
July 1, 1999, between the Depositor and the Owner Trustee.

         "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Bondholders and the Bond Insurer as of any particular time (including, without limitation, all property and interests Granted to the Indenture Trustee, including all proceeds thereof).

         "TRUST INDENTURE ACT" or "TIA": The Trust Indenture Act of 1939, as it may be amended from time to time.

         "TRUSTEE MORTGAGE FILES": As defined in the Master Servicing
Agreement.

         "TRUST PAYING AGENT": The entity appointed to act as paying agent pursuant to the Trust Agreement with respect to amounts on deposit from time to time in the Certificate Distribution Account and distributions thereof to Certificateholders. The initial Trust Paying Agent is Norwest Bank Minnesota,
National Association.

         "UNDERWRITER": Bear, Stearns & Co. Inc., First Union Capital Markets
Corp. and Morgan, Stanley & Co. Incorporated.

         "UNDERWRITING AGREEMENT": The Underwriting Agreement, dated July 21,
1999, among the Depositor, the Seller and the Underwriters.

         "VICE PRESIDENT": Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


                                   ARTICLE II
                                    THE BONDS

         SECTION 2.01.  FORMS GENERALLY.

         The Bonds shall be in substantially the forms set forth in Exhibit A-1 and Exhibit A-2 attached hereto. Each Bond may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof. Any portion of the text of any Bond may be set forth on the reverse thereof with an appropriate reference on the face of the Bond.

         The Definitive Bonds may be produced in any manner determined by the Issuer, as evidenced by its execution thereof.

         SECTION 2.02.  FORMS OF CERTIFICATE OF AUTHENTICATION.

         The form of the Authenticating Agent's certificate of authentication is as follows: This is one of the Bonds referred to in the within-mentioned
Indenture.

                            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as
                            Authenticating Agent

                            By: ____________________________________________
                                 Authorized Signatory

         SECTION 2.03. GENERAL PROVISIONS WITH RESPECT TO PRINCIPAL AND
                       INTEREST PAYMENT.

         The Bonds shall be designated generally as the "Collateralized Home
Equity Bonds, Series 1999-2" of the Issuer.

         The Bonds shall consist of two classes, having an Original Class
Balance of $332,350,000, in the case of the Class A-1 Bonds, and $61,750,000, in the case of the Class A-2 Bonds. The aggregate principal amount of Bonds that may be authenticated and delivered under the Indenture is limited to $332,350,000, in the case of the Class A-1 Bonds, and $61,750,000, in the case of the Class A-2 Bonds, except for the Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds pursuant to Sections 2.06, 2.07, or 9.06 of this Indenture. The Final Maturity
Payment Date of each Class of Bonds is July 25, 2029.

         The Bonds shall be issued in the form specified in Section 2.01.

         Subject to the provisions of Section 3.01, Section 5.07, Section 5.09 and Section 8.02(d), the principal of each Class of Bonds shall be payable in installments ending no later than the Final Maturity Payment Date unless the unpaid principal of such Bonds becomes due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

         All payments made with respect to any Bond shall be applied first to the interest then due and payable on such Bond and then to the principal thereof. All computations of interest accrued on any Class A-1 Bond shall be made on the basis of a 360-day year and the actual number of days elapsed in the Interest Accrual Period. All computations of interest accrued on any Class A-2
Bond shall be made on the basis of a year of 360 days and twelve 30-day months.

         Interest on the Bonds shall accrue at the Class A-1 Bond Interest Rate, in the case of the Class A-1 Bonds, and the Class A-2 Bond Interest Rate, in the case of the Class A-2 Bonds, during each Interest Accrual Period on the Class
Balance of each Outstanding Bond at the end of such Interest Accrual Period.
Interest accrued during an Interest Accrual Period shall be payable on the next following Payment Date.

         All payments of principal of and interest on any Bond shall be made in the manner specified in Section 2.08.

         Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Bonds, if the Bonds have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Bonds shall be made in accordance with Section 5.07.

         SECTION 2.04.  DENOMINATIONS.

         The Bonds shall be issuable only as registered Bonds in the minimum denomination of $50,000 and integral multiples of $1 in excess thereof, with the exception of one Bond which may be issued in a lesser amount.

         SECTION 2.05.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Bonds shall be executed on behalf of the Issuer by an Authorized
Officer of the Owner Trustee. The signature of such Authorized Officer of the Owner Trustee on the Bonds may be manual or by facsimile.

         Bonds bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Issuer, notwithstanding that such individual has ceased to be an Authorized
Officer of the Owner Trustee prior to the authentication and delivery of such Bonds or was not an Authorized Officer of the Owner Trustee at the date of such Bonds.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed on behalf of the Issuer to the Authenticating Agent for authentication; and the Authenticating Agent shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

         Each Bond authenticated on the Closing Date shall be dated the Closing
Date. All other Bonds that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

         No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

         SECTION 2.06.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Indenture Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided. The
Indenture Trustee shall remain the Bond Registrar throughout the term hereof.
Upon any resignation of the Indenture Trustee, the Issuer shall promptly appoint a successor, with the approval of the Bond Insurer, or, in the absence of such appointment, the Issuer shall assume the duties of Bond Registrar.

         Upon surrender for registration of transfer of any Bond at the office or agency of the Bond Registrar to be maintained as provided in Section 3.02, the Owner Trustee on behalf of the Issuer, shall execute, and the Authenticating
Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations, and of a like aggregate initial principal amount, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Bonds that the Bondholder making the exchange is entitled to receive.

         All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

         Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Bond Registrar duly executed by the Holder thereof or its attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer and the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Bonds.

         SECTION 2.07.  MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

         If (1) any mutilated Bond is surrendered to the Bond Registrar or the Bond Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (2) there is delivered to the Bond Registrar such security or indemnity as may be required by the Bond Registrar to save each of the Issuer, the Bond Insurer and the Bond Registrar harmless, then, in the absence of notice to the Issuer or the Bond Registrar that such Bond has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and upon its request the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond or Bonds of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Bond, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Issuer and the Bond Registrar shall be entitled to recover such new Bond from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity PROVIDED THEREFOR to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Bond Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered.

         Upon the issuance of any new Bond under this Section, the Issuer or the Bond Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Bond Registrar) connected therewith.

         Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

         SECTION 2.08.  PAYMENTS OF PRINCIPAL AND INTEREST.

              (a) Payments on Bonds issued as Book-Entry Bonds will be made by or on behalf of the Indenture Trustee to the Clearing Agency or its nominee.
Any installment of interest or principal payable on any Definitive Bonds shall be paid to the Person in whose name such Bond (or one or more Predecessor
Bonds) is registered at the close of business on the applicable Record Date for such Class and for such Payment Date by either (i) check mailed to such Person's address as it appears in the Bond Register on such Record Date, or
(ii) by wire transfer of immediately available funds to the account of a Bondholder, if such Bondholder (A) is the registered holder of Definitive Bonds having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Bond (or the Redemption
Price for any Bond called for redemption, if such redemption will result in payment of the then entire unpaid principal amount of such Bond), which shall be payable as provided in subsection (b) below of this Section 2.08. A fee may be charged by the Indenture Trustee to a Bondholder of Definitive Bonds for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for by the Issuer shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section
5.07 applies, pursuant to Section 5.07.

              (b) All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Bond and of any Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is Bond on such Bond. The final installment of principal of each Bond (including the Redemption Price of any Bond called for optional redemption, if such optional redemption will result in payment of the entire unpaid principal amount of such Bond) shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Indenture Trustee's presenting office located within the United
States of America pursuant to Section 3.02.

         Whenever the Indenture Trustee expects that the entire remaining unpaid principal amount of any Bond will become due and payable on the next Payment
Date other than pursuant to a redemption pursuant to Article X, it shall, no later than two days prior to such Payment Date, telecopy or hand deliver to each Person in whose name a Bond to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

                   (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the Distribution
         Account on such Payment Date; and

                   (ii) if such funds are available, (A) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Bond at the office or agency of the Bond Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Bond after such Payment Date.

         A copy of such form of notice shall be sent to the Bond Insurer by the Indenture Trustee.

         Notices in connection with redemptions of Bonds shall be mailed to Bondholders in accordance with Section 10.02.

              (c) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to unpaid principal and interest that were carried by such other Bond. Any checks mailed pursuant to subsection (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03.

              (d) Each Payment Date Statement, prepared by the Indenture
Trustee based on the information delivered to the Indenture Trustee by the Master Servicer (based upon the underlying monthly reports of the Servicers), shall be made available by the Indenture Trustee to the Bond Insurer, the Rating Agencies, the Owner Trustee, the Underwriters and each Bondholder as the statement required pursuant to Section 8.06. Neither the Indenture Trustee nor the Paying Agent shall have any responsibility to recalculate, verify or recompute information contained in any such tape, electronic data file or disk or any such payment date statement delivered by the Servicers to the Master
Servicer except to the extent necessary to satisfy all obligations under this
Section 2.08(d).

         Within 90 days after the end of each calendar year, the Indenture
Trustee will be required to furnish to each person who at any time during the calendar year was a Bondholder, if requested in writing by such person, a statement containing the information set forth in subclauses (i) and (ii) of Payment Date Statement, aggregated for such calendar year or the applicable portion thereof during which such person was a Bondholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

         SECTION 2.09.  PERSONS DEEMED OWNER.

         Prior to due presentment for registration of transfer of any Bond, the Issuer, the Indenture Trustee, any Paying Agent and any other agent of the Issuer, the Bond Insurer or the Indenture Trustee may treat the Person in whose name any Bond is registered as the owner of such Bond (a) on the applicable
Record Date for the purpose of receiving payments of the principal of and interest on such Bond and (b) on any other date for all other purposes whatsoever, and neither the Issuer, the Indenture Trustee, any Paying Agent nor any other agent of the Issuer, the Bond Insurer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.10.  CANCELLATION.

         All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Bond Registrar, be delivered to the Bond Registrar and shall be promptly canceled by it. The
Issuer may at any time deliver to the Bond Registrar for cancellation any Bond previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly canceled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Bonds held by the Bond Registrar shall be held by the Bond Registrar in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

         SECTION 2.11.  AUTHENTICATION AND DELIVERY OF BONDS.

         The Bonds shall be executed by an Authorized Officer of the Owner
Trustee on behalf of the Issuer and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon Issuer Request and upon receipt by the Authenticating Agent of all of the following:

              (a) An Issuer Order authorizing the execution, authentication and delivery of the Bonds and specifying the Final Maturity Payment Date, the principal amount and the Bond Interest Rate of each Class (or the manner in which such Bond Interest Rate is to be determined) of such Bonds to be authenticated and delivered.

              (b) An Issuer Order authorizing the execution and delivery of this Indenture.

              (c) One or more Opinions of Counsel addressed to the Authenticating Agent and the Bond Insurer or upon which the Authenticating
Agent and the Bond Insurer is expressly permitted to rely, complying with the requirements of Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Bond Insurer.

         In rendering the opinions set forth above, such counsel may rely upon officer's certificates of the Issuer (or its Manager to the extent delivery of such certificate by the Manager on behalf of the Issuer is permitted under the Management Agreement), the Owner Trustee, the Master Servicer, the Indenture
Trustee and the Bond Insurer, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or (B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United
States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of the Employee Retirement Income Security Act of
1974).

         The acceptability to the Bond Insurer of the Opinion of Counsel delivered to the Indenture Trustee and the Bond Insurer at the Closing Date shall be conclusively evidenced by the delivery on the Closing Date of the FSA
Policy.

              (d) An Officers' Certificate of the Issuer (or its Manager) complying with the requirements of Section 11.01 and stating that:

                   (i) the Issuer is not in Default under this Indenture and the issuance of the Bonds will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Bonds have been complied with;

                   (ii) the Issuer is the owner of each Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Mortgage Loan to the Indenture
         Trustee;

                   (iii) the information set forth in the Schedule of Mortgage
         Loans attached as Schedule I to this Indenture is correct;

                   (iv) the Issuer has Granted to the Indenture Trustee all of its right, title and interest in each Mortgage Loan;

                   (v) as of the Closing Date, no lien in favor of the United
         States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the Employee Retirement Income Security Act of 1974, as amended, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Issuer; and

                   (vi) attached thereto is a true and correct copy of letters signed by each Rating Agency confirming that the Bonds have been rated in the highest rating category of such Rating Agency.

              (e) An executed counterpart of the Master Servicing Agreement.

              (f) Executed counterparts of the Mortgage Loan Purchase
Agreement.

              (g) An executed counterpart of the Trust Agreement.

              (h) The Mortgage Insurance Policy as issued by the Mortgage
Insurer.

              (i) The FSA Policy as issued by the Bond Insurer.

              (j) An executed counterpart of the Custody Agreement.

         SECTION 2.12.  BOOK-ENTRY BONDS.

         Each Class of Bonds will be issued initially as one or more certificates in the name of the Cede & Co., as nominee for the Clearing Agency maintaining book-entry records with respect to ownership and transfer of such Bonds, and registration of the Bonds may not be transferred by the Bond
Registrar except upon Book-Entry Termination. In such case, the Bond Registrar shall deal with the Clearing Agency as representatives of the Beneficial Owners of such Bonds for purposes of exercising the rights of Bondholders hereunder.
Each payment of principal of and interest on a Book-Entry Bond shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book-Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Bonds that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Bonds. None of the Indenture Trustee, the Bond Registrar, the Issuer, any Paying Agent or the Bond Insurer shall have any responsibility therefor except as otherwise provided by applicable law. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners.

         SECTION 2.13.  TERMINATION OF BOOK ENTRY SYSTEM.

              (a) The book-entry system through the Clearing Agency with respect to the Book-Entry Bonds may be terminated upon the happening of any of the following:

                   (i) The Clearing Agency advises the Indenture Trustee that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as nominee and depositary with respect to the Bonds and the Indenture Trustee is unable to locate a qualified successor clearing agency satisfactory to the Issuer;

                   (ii) The Issuer, in its sole discretion, elects to terminate the book-entry system by notice to the Clearing Agency and the Indenture Trustee; or

                   (iii) After the occurrence of an Event of Default (at which time the Indenture Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Clearing Agency of such Event of Default), the Beneficial Owners of no less than 51% of the Class Balance of the Book-Entry Bonds advise the Indenture Trustee in writing, through the related Clearing Agency Participants and the Clearing Agency, that the continuation of a book-entry system through the Clearing Agency to the exclusion of any Definitive Bonds being issued to any person other than the Clearing Agency or its nominee is no longer in the best interests of the Beneficial Owners.

              (b) Upon the occurrence of any event described in subsection (a) above, the Indenture Trustee shall use all reasonable efforts to notify all Beneficial Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Bonds to Beneficial Owners requesting the same, in an aggregate Bond Balance representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest and previous calls for redemption. Definitive Bonds shall be issued only upon surrender to the Indenture Trustee of the global Bond by the Clearing Agency, accompanied by registration instructions for the Definitive
Bonds. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive
Bonds, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall cease to be applicable and the provisions relating to Definitive Bonds shall be applicable.


                                   ARTICLE III
                                    COVENANTS

         SECTION 3.01.  PAYMENT OF BONDS.

         The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Bonds in accordance with the terms of the Bonds and this Indenture. The Bonds shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Issuer shall not otherwise be liable for payments on the Bonds. No person (including the Bond Registrar, the Paying Agent, if any, the Indenture Trustee and, except to the extent provided by the FSA Policy, the Bond Insurer) shall be personally liable for any amounts payable under the Bonds. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

         SECTION 3.02.  MAINTENANCE OF OFFICE OR AGENCY.

         The Issuer will cause the Bond Registrar to maintain its corporate trust office at a location where Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served.

         The Issuer may also from time to time at its own expense designate one or more other offices or agencies within the United States of America where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, any designation of an office or agency for payment of Bonds shall be subject to Section 3.04. The
Issuer will give prompt written notice to the Indenture Trustee and the Bond
Insurer of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 3.03.  MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

         All payments of amounts due and payable with respect to any Bonds that are to be made from amounts withdrawn from the Distribution Account pursuant to
Section 8.02(c) or Section 5.07 shall be made on behalf of the Issuer by the Paying Agent, and no amounts so withdrawn from the Distribution Account for payments of Bonds shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.07 or Section 8.02.

         With respect to Definitive Bonds, if the Issuer shall have a Paying
Agent that is not also the Bond Registrar, such Bond Registrar shall furnish, no later than the fifth calendar day after each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Bonds and of the number of Individual Bonds held by each such Holder.

         Whenever the Issuer shall have a Paying Agent other than the Indenture
Trustee, it will, on or before the Business Day next preceding each Payment Date direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Distribution Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Bonds with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII.

         Subject to the prior consent of the Bond Insurer, any Paying Agent other than the Indenture Trustee may be appointed by Issuer Order and at the expense of the Issuer. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted
Investments pursuant to clause (c) of the definition of the term Permitted
Investments. The Issuer will cause each Paying Agent other than the Indenture
Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture
Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                        (1) allocate all sums received for payment to the
                   Holders of Bonds on each Payment Date among such Holders in the proportion specified in the applicable Payment Date
                   Statement, in each case to the extent permitted by applicable law;

                        (2) hold all sums held by it for the payment of amounts
                   due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                        (3) if such Paying Agent is not the Indenture Trustee,
                   immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Bonds if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                        (4) if such Paying Agent is not the Indenture Trustee,
                   give the Indenture Trustee notice of any Default by the Issuer (or any other obligor upon the Bonds) in the making of any payment required to be made with respect to any Bonds for which it is acting as Paying Agent;

                        (5) if such Paying Agent is not the Indenture Trustee,
                   at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

                        (6) comply with all requirements of the Code, and all
                   regulations thereunder, with respect to withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith;
                   PROVIDED, HOWEVER, that with respect to withholding and reporting requirements applicable to original issue discount
                   (if any) on any of the Bonds, the Issuer has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer
Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Bond (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Issuer; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture
Trustee or any Agent, at the last address of record for each such Holder).

         SECTION 3.04.  EXISTENCE OF ISSUER.

              (a) Subject to Sections 3.04(b) and (c), the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state or the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Bonds, the Master Servicing Agreement and the FSA Insurance Agreement.

              (b) Subject to Section 3.09(vii) and the prior written consent of the Bond Insurer, any entity into which the Issuer may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Issuer shall be a party, shall be the successor
Issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Issuer may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(vii)).

              (c) Upon any consolidation or merger of or other succession to the Issuer in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) may exercise every right and power of, and shall have all of the obligations of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         SECTION 3.05.  PROTECTION OF TRUST ESTATE.

              (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                   (i) Grant more effectively all or any portion of the Trust
         Estate;

                   (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                   (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                   (iv) enforce any of the Mortgage Loans, the Master Servicing
         Agreement, the Servicing Agreements or the Mortgage Loan Purchase
         Agreement; or

                   (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and of the Bondholders in the Mortgage
         Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

              (b) The Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.1l(c), or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         SECTION 3.06.  [RESERVED]

         SECTION 3.07.  PERFORMANCE OF OBLIGATIONS; MASTER SERVICING AGREEMENT.

              (a) The Issuer shall (or cause its Manager to) punctually perform and observe all of its obligations under this Indenture, the Trust Agreement, the Custody Agreement and the Master Servicing Agreement.

              (b) The Issuer shall not take any action and will use its Best
Efforts not to permit any action to be taken by its Manager that would release any Person from any of such Person's covenants or obligations under any of the Trustee Mortgage Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Trustee Mortgage Files, except as expressly permitted in this Indenture, the Master Servicing Agreement, a Servicing Agreement or such document included in the Trustee Mortgage File or other instrument or unless such action will not adversely affect the interests of the Holders of the Bonds.

              (c) If the Issuer shall have knowledge of the occurrence of a default under the Master Servicing Agreement, a Servicing Agreement or a Default hereunder, the Issuer shall (or cause its Manager to) promptly notify the Indenture Trustee, the Bond Insurer and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer (or its Manager) is taking with respect to such default or Default, as the case may be.

              (d) Upon any termination of a Servicer's rights pursuant to a Servicing Agreement or the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the Indenture Trustee shall promptly notify the Rating Agencies and the Bond Insurer. As soon as any successor Master Servicer is appointed, the Indenture Trustee shall notify the Rating Agencies and the Bond Insurer, specifying in such notice the name and address of such successor.

         SECTION 3.08.  INVESTMENT COMPANY ACT.

         The Issuer shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

         SECTION 3.09.  NEGATIVE COVENANTS.

         The Issuer shall not:

                   (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture, a Servicing Agreement or the Master Servicing Agreement;

                   (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Bonds by reason of the payment of any taxes levied or assessed upon any portion of the Trust
         Estate;

                   (iii) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Bonds pursuant to this Indenture or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 11.01;

                   (iv) incur, issue, assume or otherwise become liable for a indebtedness other than the Bonds;

                   (v) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Bonds pursuant to this Indenture;

                   (vi) dissolve or liquidate in whole or in part (until the Bonds are paid in full);

                   (vii) (1) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (2) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (3) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate; or

                   (viii) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Issuer to be taxable as (a) an association pursuant to Section 7701 of the Code or (b) a taxable mortgage pool pursuant to Section 7701(i) of the Code.

         SECTION 3.10.  ANNUAL STATEMENT AS TO COMPLIANCE.

         On or before December 31, 1999, and each December 31 thereafter, the Issuer shall (or cause its Manager to) deliver to the Indenture Trustee, the Bond Insurer and the Underwriters a written statement, signed by an Authorized
Officer of the Owner Trustee, stating that:

                        (1) a review of the fulfillment by the Issuer during
                   such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

                        (2) to the best of such Authorized Officer's knowledge,
                   based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.11.  RESTRICTED PAYMENTS.

         The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Master
Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, distributions to the Master Servicer, the Servicers, the Indenture Trustee, the Custodian, the Owner Trustee, the Bond
Insurer and the Investor Certificateholder as contemplated by, and to the extent funds are available for such purpose under this Indenture, the Master Servicing
Agreement, a Servicing Agreement or the Trust Agreement and the Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Distribution Account except in accordance with this Indenture.

         SECTION 3.12.  TREATMENT OF BONDS AS DEBT FOR TAX PURPOSES.

         The Issuer shall treat the Bonds as indebtedness for all federal and state tax purposes.

         SECTION 3.13.  NOTICE OF EVENTS OF DEFAULT.

         The Issuer shall give the Indenture Trustee, the Bond Insurer, the
Rating Agencies and the Underwriters prompt written notice of each Default and Event of Default hereunder, each default on the part of a Servicer under a Servicing Agreement, each default on the part of the Master Servicer of its obligations under the Master Servicing Agreement and each default on the part of the Seller of its obligations under the Mortgage Loan Purchase Agreement.

         SECTION 3.14.  FURTHER INSTRUMENTS AND ACTS.

         Upon request of the Indenture Trustee or the Bond Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

         SECTION 4.01.  SATISFACTION AND DISCHARGE OF INDENTURE.

         Whenever the following conditions shall have been satisfied:

                                    (1)     either

                           (A) all Bonds theretofore authenticated and delivered
                               (other than (i) Bonds that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.07, and (ii) Bonds for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Bond Registrar for cancellation;
                               or

                           (B) all Bonds not theretofore delivered to the Bond
                               Registrar for cancellation

                               (i)  have become due and payable, or

                               (ii) will become due and payable at the Final
                                    Maturity Payment Date within one year, or

                               (iii)are to be called for redemption within one
                                    year under irrevocable arrangements
                                    satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

                  and the Issuer, in the case of clauses (B)(i), (B)(ii) or
                  (B)(iii) above, has irrevocably deposited or caused to be deposited with the Indenture Trustee cash or direct obligations of, or obligations guaranteed by, the United
                  States of America (which will mature prior to the date such amounts are payable) in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Final
                  Maturity Payment Date or to the applicable Redemption Date, as the case may be, and in the case of Bonds that were not paid at the Final Maturity Payment Date of their entire unpaid principal amount, for all overdue principal and all interest payable on such Bonds to the next succeeding Payment Date therefor;

                                    (2) the latest of (a) 18 months after
                           payment in full of all outstanding obligations under the Bonds, (b) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer and the Indenture Trustee
                           (including, without limitation, amounts due the Bond
                           Insurer hereunder); and

                                    (3) the Issuer has delivered to the
                           Indenture Trustee and the Bond Insurer an Officers'
                           Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the Bond Insurer each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer (or of the Depositor, the Master Servicer or a Servicer in the case of a redemption by any such entity), execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and the Paying Agent to the Issuer and the Holders of Bonds under Section 3.03, the obligations of the Indenture Trustee to the Holders of Bonds under Section 4.02 and the provisions of Section 2.07 with respect to lost, stolen, destroyed or mutilated Bonds, registration of transfers of Bonds and rights to receive payments of principal of and interest on the Bonds shall survive.

         SECTION 4.02.  APPLICATION OF TRUST MONEY.

         All money deposited with the Indenture Trustee pursuant to Sections
3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.


                                    ARTICLE V
                              DEFAULTS AND REMEDIES
         SECTION 5.01.  EVENT OF DEFAULT.

         "Event of Default", wherever used herein, means, with respect to Bonds issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                        (1) if the Issuer shall default in the payment on any
                   Payment Date of any Required Payment Amount or fail to pay the Bonds of either Class in full on or before the Final
                   Maturity Payment Date (and in the case of any such default, such default or failure shall continue for a period of 5 days unremedied);

                        (2) an Overcollateralization Deficit exists with
                   respect to the Bonds;

                        (3) if the Issuer shall breach or default in the due
                   observance of any one or more of the covenants set forth in clauses (i) through (viii) of Section 3.09;

                        (4) if the Issuer shall breach, or default in the due
                   observance or performance of, any other of its covenants in this Indenture, and such Default shall continue for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer and the Bond Insurer by the Indenture Trustee at the direction of the Bond Insurer, or to the Issuer and the Indenture Trustee by the Holders of Bonds representing at least 25% of the Class Balance of the Outstanding Bonds of both Classes, with the prior written consent of the Bond Insurer, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                        (5) if any representation or warranty of the Issuer
                   made in this Indenture or any certificate or other writing, delivered by the Issuer pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after there shall have been given, by registered or certified mail, written notice thereof to the Issuer and the Bond Insurer by the Indenture Trustee at the direction of the Bond Insurer, or to the Issuer and the Indenture Trustee by the Holders of Bonds representing at least 25% of the Class Balance of the Outstanding Bonds of both Classes, with the prior written consent of the Bond
                   Insurer, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured; PROVIDED, HOWEVER, that in the event that there exists a remedy with respect to any such breach that consists of a purchase obligation, repurchase obligation or right to substitute under the Basic
                   Documents, then such purchase obligation, repurchase obligation or right to substitute shall be the sole remedy with respect to such breach and shall not constitute an Event of Default hereunder;

                        (6) the entry of a decree or order for relief by a
                   court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                        (7) the commencement by the Issuer of a voluntary case
                   under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing; or

                        (8) the occurrence of an Event of Default under the FSA
                   Insurance Agreement.

         SECTION 5.02.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default occurs and is continuing, then and in every such case, but with the consent of the Bond Insurer in the absence of a Bond Insurer
Default, the Indenture Trustee may, and on request of the Bond Insurer or, with the consent of the Bond Insurer, the Holders of Bonds representing not less than 50% of the Class Balance of the Outstanding Bonds of both Classes, shall, declare all the Bonds to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Bondholders), and upon any such declaration such Bonds, in an amount equal to the aggregate Class
Balance of such Bonds, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Bond Insurer in the absence of a Bond
Insurer Default.

         At any time after such a declaration of acceleration of maturity of the Bonds has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided the Bond Insurer or the Holders of Bonds representing more than 50% of the Class Balance of the Outstanding Bonds of both Classes, with the prior written consent of the Bond Insurer, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                       INDENTURE TRUSTEE.

         Subject to the provisions of Section 3.01 and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Bond Insurer and shall, if so directed by the Bond Insurer, proceed to protect and enforce its rights and the rights of the Bondholders and the Bond Insurer by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any
Proceedings brought by the Indenture Trustee on behalf of the Bondholders and the Bond Insurer or any Bondholder against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate relative to the Bonds in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Bonds may be sought or obtained by the Indenture Trustee or any Bondholder against the Issuer. The Indenture Trustee shall be entitled to recover, as provided in Section 5.05 and Section 5.07, the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture
Trustee, its agents and counsel.

         SECTION 5.04.  REMEDIES.

         If an Event of Default shall have occurred and be continuing and the Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Bond Insurer (subject to Section 5.17, to the extent applicable) may, for the benefit of the Bondholders and the Bond Insurer, do one or more of the following:

              (a) institute Proceedings for the collection of all amounts then payable on the Bonds, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03;

              (b) in accordance with Section 5.17, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private
Sales called and conducted in any manner permitted by law;

              (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

              (d) exercise any remedies of a secured party under the Uniform
Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Bonds and the Bond Insurer hereunder; and

              (e) refrain from selling the Trust Estate and apply all Available
Funds pursuant to Section 5.07.

         SECTION 5.05.  INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial
Proceeding relative to the Issuer or any other obligor upon any of the Bonds or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall, with the prior written consent of the Bond Insurer, be entitled and empowered, by intervention in such Proceeding or otherwise to:

                   (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Bondholders and the Bond Insurer allowed in such Proceeding, and

                   (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;
         and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Bondholder and the Bond Insurer to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Bondholders and the Bond Insurer, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

         Nothing herein contained shall be deemed to authorize the Indenture
Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder or the Bond Insurer any plan of reorganization, arrangement, adjustment or composition affecting any of the Bonds or the rights of any Holder thereof, or the Bond Insurer, or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder or the Bond Insurer in any such Proceeding.

         SECTION 5.06. INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION
                       OF BONDS.

         All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Bond Insurer, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Bonds and the Bond Insurer in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to clause (i) Section 5.07.

         SECTION 5.07.  APPLICATION OF MONEY COLLECTED.

         If the Bonds have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to each Class of Bonds pursuant to this Article or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Class of Bonds shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, the Bonds, upon presentation and surrender thereof:

                   (i) first, to the Indenture Trustee, any amounts payable and due to the Indenture Trustee under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V;

                   (ii) second, to the Master Servicer, any amounts required to reimburse the Master Servicer for related Monthly Advances previously made by, and not previously reimbursed or retained by, the Master
         Servicer (including Nonrecoverable Advances to the extent not previously reimbursed) and, upon the final liquidation of the related
         Mortgage Loan or the final liquidation of the Trust Estate, Servicing
         Advances previously made by, and not previously reimbursed or retained by, the Master Servicer;

                   (iii) third, to the Servicers, any amounts to reimburse such Servicer for any unpaid Servicing Fees then due and to reimburse such Servicer if a related Monthly Advance previously made by, and not previously reimbursed or retained by, such Servicer (including
         Nonrecoverable Advances to the extent not previously reimbursed) and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances previously made by, and not previously reimbursed or retained by, such Servicer.

                   (iv) fourth, to the payment of the Monthly Interest Amount then due and unpaid upon the Outstanding Bonds of such Class through the day preceding the date on which such payment is made;

                   (v) fifth, to the payment of the Class Balance of the Outstanding Bonds of such Class, up to the amount of their respective
         Class Balances, ratably, without preference or priority of any kind;

                      (vi) sixth, to the Bond Insurer any amounts due and owing to the Bond Insurer under the FSA Insurance Agreement; and

                   (vii) seventh, the remainder to the Certificate Distribution
         Account for payment to the Investor Certificateholders.

         SECTION 5.08.  LIMITATION ON SUITS.

         No Holder of a Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                        (1) such Holder has previously given written notice to
                   the Indenture Trustee and the Bond Insurer of a continuing
                   Event of Default;

                        (2) the Holders of Bonds representing not less than 25%
                   of the Class Balance of the Outstanding Bonds of each Class shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                        (3) such Holder or Holders have offered to the
                   Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                        (4) the Indenture Trustee for 60 days after its receipt
                   of such notice, request and offer of indemnity has failed to institute any such Proceeding;

                        (5) no direction inconsistent with such written request
                   has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the Class Balance of the Outstanding Bonds of both Classes;
                   and

                        (6) the consent of the Bond Insurer shall have been
                   obtained; it being understood and intended that not one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Bonds, each representing less than 50% of the Class Balances of the Outstanding Bonds of both Classes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken notwithstanding any other provision herein to the contrary.

         SECTION 5.09. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL
                       AND INTEREST.

         Subject to the provisions in this Indenture (including Sections 3.01 and 5.03) limiting the right to recover amounts due on a Bond to recovery from amounts in the Trust Estate, the Holder of any Bond shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Bond on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Bond when due (or, in the case of any Bond called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.10.  RESTORATION OF RIGHTS AND REMEDIES.

         If the Indenture Trustee, the Bond Insurer or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, the Bond Insurer or to such Bondholder, then and in every such case the Issuer, the Indenture Trustee, the Bond Insurer and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Bond Insurer and the Bondholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.11.  RIGHTS AND REMEDIES CUMULATIVE.

         No right or remedy herein conferred upon or reserved to the Indenture
Trustee, the Bond Insurer or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.
The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.12.  DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Indenture Trustee, the Bond Insurer or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee, the Bond Insurer or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Bond Insurer or by the Bondholders with the prior consent of the Bond Insurer, as the case may be.

         SECTION 5.13.  CONTROL BY BONDHOLDERS.

         The Holders of Bonds of both Classes representing more than 50% of the Class Balance of the Outstanding Bonds on the applicable Record Date shall, with the consent of the Bond Insurer, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture
Trustee or exercising any trust or power conferred on the Indenture Trustee;
PROVIDED THAT:

                        (1) such direction shall not be in conflict with any
                   rule of law or with this Indenture;

                        (2) any direction to the Indenture Trustee to undertake
                   a Sale of the Trust Estate shall be by the Holders of Bonds representing the percentage of the Class Balance of the Outstanding Bonds specified in Section 5.17(b)(1), unless
                   Section 5.17(b)(2) is applicable; and

                        (3) the Indenture Trustee may take any other action
                   deemed proper by the Indenture Trustee that is not inconsistent with such direction; PROVIDED, HOWEVER, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

         SECTION 5.14.  WAIVER OF PAST DEFAULTS.

         The Holders of Bonds representing more than 50% of the Class Balance of the Outstanding Bonds of both Classes on the applicable Record Date may on behalf of the Holders of all the Bonds, and with the consent of the Bond
Insurer, waive any past Default hereunder and its consequences, except a
Default:

                        (1) in the payment of principal or any installment of
                   interest on any Bond; or

                        (2) in respect of a covenant or provision hereof that
                   under Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 5.15.  UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant;
but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate Bonds representing more than 10% of the Class Balance of the Outstanding Bonds of both Classes, or to any suit instituted by any Bondholder for the enforcement of the payment of any Required
Payment Amount on any Bond on or after the related Payment Date or for the enforcement of the payment of principal of any Bond on or after the Final
Maturity Payment Date (or, in the case of any Bond called for redemption, on or after the applicable Redemption Date).

         SECTION 5.16.  WAIVER OF STAY OR EXTENSION LAWS.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.17.  SALE OF TRUST ESTATE.

              (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more
Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

              (b) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

                        (1) the Holders of Bonds representing not less than 50%
                   of the Class Balance of the Bonds of both Classes then
                   Outstanding consent to or direct the Indenture Trustee to make such Sale; or

                        (2) the proceeds of such Sale would be not less than
                   the entire amount that would be payable to the Holders of the Bonds, in full payment thereof in accordance with
                   Section 5.07, on the Payment Date next succeeding the date of such Sale.

         The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). In the absence of a Bond Insurer Default, no Sale hereunder shall be effective without the consent of the Bond Insurer.

              (c) Unless the Holders of all Outstanding Bonds have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee on behalf of the Bondholders, shall prevent such sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Bondholders.

              (d) In connection with a Sale of all or any portion of the Trust
Estate:

                        (1) any Holder or Holders of Bonds may bid for and
                   purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Bonds or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                        (2) the Indenture Trustee may bid for and acquire the
                   property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross
                   Sale price against the sum of (A) the amount that would be payable to the Holders of the Bonds as a result of such Sale in accordance with Section 5.07 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                        (3) the Indenture Trustee shall execute and deliver an
                   appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof,

                        (4) the Indenture Trustee is hereby irrevocably
                   appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust
                   Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                        (5) no purchaser or transferee at such a Sale shall be
                   bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         SECTION 5.18.  ACTION ON BONDS.

         The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Bond Insurer or the Holders of Bonds shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

         SECTION 5.19. NO RECOURSE TO OTHER TRUST ESTATES OR OTHER ASSETS OF
                       THE ISSUER.

         The Trust Estate Granted to the Indenture Trustee as security for the Bonds serves as security only for the Bonds. Holders of the Bonds shall have no recourse against the trust estate granted as security for any other series of Bonds issued by the Issuer, and no judgment against the Issuer for any amount due with respect to the Bonds may be enforced against either the trust estate securing any other series or any other assets of the Issuer, nor may any prejudgment lien or other attachment be sought against any such other trust estate or any other assets of the Issuer.

         SECTION 5.20.  APPLICATION OF THE TRUST INDENTURE ACT.

         Pursuant to Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.


                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

         SECTION 6.01.  DUTIES OF INDENTURE TRUSTEE.

              (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

              (b) Except during the continuance of an Event of Default:

                        (1) The Indenture Trustee need perform only those
                   duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                        (2) In the absence of bad faith on its part, the
                   Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

              (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                        (1) This paragraph does not limit the effect of
                   subsection (b) of this Section 6.01;

                        (2) The Indenture Trustee shall not be liable for any
                   error of judgment made in good faith by a Responsible
                   Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                        (3) The Indenture Trustee shall not be liable with
                   respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.13, 5.14 or 5.17 or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

              (d) Except with respect to duties of the Indenture Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default described in
Section 5.01 other than Section 5.01(1) unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Bonds generally, the Issuer, the Trust Estate or this Indenture.

              (e) No provision of this Indenture shall require the Indenture
Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to hereunder, under the Master Servicing
Agreement, a Servicing Agreement or otherwise.

              (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section.

              (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Bondholders and the Bond
Insurer and the rights of Bondholders and the Bond Insurer shall continue to be governed by the terms of this Indenture.

              (h) The Indenture Trustee or any Custodian appointed pursuant to
Section 8.13 shall at all times retain possession of the Trustee Mortgage Files in the State of Minnesota or the State of California, except for those Trustee
Mortgage Files or portions thereof released to the Servicers or Master Servicer pursuant to this Indenture, a Servicing Agreement or the Master Servicing
Agreement.

         SECTION 6.02.  NOTICE OF DEFAULT.

         Immediately after the occurrence of any Default known to the Indenture
Trustee, the Indenture Trustee shall transmit by mail to the Bond Insurer and the Representative notice of each such Default and, within 90 days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Bonds notice of each such Default, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that in no event shall the Indenture Trustee provide notice, or fail to provide notice, of a Default known to the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act. Concurrently with the mailing of any such notice to the Holders of the Bonds, the Indenture Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

         SECTION 6.03.  RIGHTS OF INDENTURE TRUSTEE.

              (a) Except as otherwise provided in Section 6.01, the Indenture
Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

              (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture
Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

              (c) With the consent of the Bond Insurer, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

              (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

         SECTION 6.04.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

         The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Bonds. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Bonds or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

         SECTION 6.05.  MAY HOLD BONDS.

         The Indenture Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 6.07 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

         SECTION 6.06.  MONEY HELD IN TRUST.

         Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

         SECTION 6.07.  ELIGIBILITY, DISQUALIFICATION.

         Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Indenture Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08. The Indenture Trustee shall be subject to TIA Section 310(b).

         SECTION 6.08.  INDENTURE TRUSTEE'S CAPITAL AND SURPLUS.

         The Indenture Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least
$100,000,000 and shall at all times be rated "BBB" or better by Standard &
Poor's and "Baa2" by Moody's; PROVIDED, HOWEVER, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08 and TIA Section
310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.09.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

              (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture
Trustee under Section 6.10.

              (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer, the Servicers, the Master Servicer, the Bond Insurer and each Rating Agency. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture
Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

              (c) The Indenture Trustee may be removed at any time by the Bond
Insurer or, with the consent of the Bond Insurer, by Act of the Holders representing more than 50% of the Class Balance of the Outstanding Bonds of both Classes, by written notice delivered to the Indenture Trustee and to the Issuer.

              (d) If at any time:

                        (1) the Indenture Trustee shall have a conflicting
                   interest prohibited by Section 6.07 and shall fail to resign or eliminate such conflicting interest in accordance with
                   Section 6.07 after written request therefor by the Issuer or by any Bondholder; or

                        (2) the Indenture Trustee shall cease to be eligible
                   under Section 6.08 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order, with the consent of the Bond Insurer, may, and if so directed by the Bond Insurer, shall remove the Indenture Trustee, and the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Bond
Insurer and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; PROVIDED, HOWEVER, if the Issuer and the Bond Insurer do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (ii) subject to Section 5.15, and, in the case of a conflicting interest as described in clause (1) above, unless the Indenture
Trustee's duty to resign has been stayed as provided in TIA Section 310(b), the Bond Insurer or any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Bond Insurer, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

              (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture
Trustee for any cause, the Bond Insurer (and if the Bond Insurer fails to do so within 60 days, the Issuer shall be obligated to) appoint a successor Indenture
Trustee acceptable to the Bond Insurer. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee shall be appointed by the Bond Insurer or, with the consent of the Bond Insurer, by Act of the Holders of Bonds representing more than 50% of the Class Balance of the Outstanding Bonds of both Classes delivered to the Issuer and the retiring Indenture Trustee, the successor
Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor
Indenture Trustee appointed by the Issuer. If no successor Indenture Trustee shall have been so appointed by the Issuer, the Bond Insurer or Bondholders and shall have accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, with the consent of the Bond Insurer, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

              (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture
Trustee to the Holders of Bonds and the Bond Insurer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate
Trust Office.

         SECTION 6.10.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Bond Insurer and the retiring
Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor
Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor
Indenture Trustee all such rights, powers and trusts.

         No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

         SECTION 6.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                       BUSINESS OF INDENTURE TRUSTEE.

         Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Indenture
Trustee had authenticated such Bonds.

         SECTION 6.12.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.

         The Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA
Section 31l(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         SECTION 6.13.  CO-INDENTURE TRUSTEES AND SEPARATE INDENTURE TRUSTEES.

         At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, of the Bond Insurer or of the Holders of Bonds representing more than 50% of the Class Balance of the Outstanding Bonds of both Classes with respect to which a co-trustee or separate trustee is being appointed with the consent of the Bond Insurer, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Issuer or, if an Event of Default exists, from the Trust Estate with the same priority as the expenses of the Indenture
Trustee.

         Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                        (1) The Bonds shall be authenticated and delivered and
                   all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

                        (2) The rights, powers, duties and obligations hereby
                   conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                        (3) The Indenture Trustee at any time, by an instrument
                   in writing, executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture
                   Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer, and upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                        (4) No co-trustee or separate trustee hereunder shall
                   be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

                        (5) Any Act of Bondholders delivered to the Indenture
                   Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         SECTION 6.14.  AUTHENTICATING AGENTS.

         The Issuer shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Bonds designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Bonds of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Bonds) in connection with transfers and exchanges under Section 2.06, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by that Section to authenticate and deliver Bonds. For all purposes of this Indenture (other than in connection with the authentication and delivery of Bonds pursuant to Sections 2.05 and 2.11 in connection with their initial issuance), the authentication and delivery of Bonds by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Bonds "by the Indenture Trustee." Such
Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.07 for the Indenture Trustee hereunder and has an office for presentation of Bonds in the United States of America. The Indenture
Trustee shall initially be the Authenticating Agent and shall be the Bond
Registrar as provided in Section 2.06. The office from which the Indenture
Trustee shall perform its duties as Bond Registrar and Authenticating Agent shall be the Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Bond Registrar or co-Bond
Registrar and indemnifying the Indenture Trustee for and holding the Indenture
Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Bond Registrar or co-Bond
Registrar.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Issuer. The Issuer may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Issuer shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Bonds.

         The Indenture Trustee agrees, subject to Section 6.01(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 8.02(c). The provisions of Sections 2.09, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

         SECTION 6.15.  [RESERVED].

         SECTION 6.16.  INDENTURE TRUSTEE COMPENSATION AND EXPENSES.

              (a) The Indenture Trustee shall be entitled to receive on each Payment Date any investment earnings on amounts on deposit in the Distribution
Account.

              (b) The Indenture Trustee also shall be entitled to (i) payment of or reimbursement by the Issuer for expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Agreement, a Servicing Agreement, the Master Servicing
Agreement, the Trust Agreement and the Custody Agreement (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) and (ii) indemnification by the Issuer against losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Agreement, the Master Servicing Agreement, a Servicing Agreement, the Bonds, the Trust Agreement and the Custody Agreement.

              (c) The Issuer's obligations to the Indenture Trustee pursuant to this Section 6.16 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in clauses (6) or (7) of Section 5.01 hereof, the expenses are intended to constitute expenses of administration under Title 11 of the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.


                                   ARTICLE VII
                         BONDHOLDERS' LISTS AND REPORTS

         SECTION 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES
                       OF BONDHOLDERS.

              (a) The Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than 45 days nor more than 60 days after the Payment Date occurring closest to six months after the Closing Date and each Payment Date occurring at six-month intervals thereafter, all information in the possession or control of the Issuer, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Bonds, and (ii) at such other times, as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Bond Registrar, no such list shall be required to be furnished.

              (b) in addition to furnishing to the Indenture Trustee the Bondholder lists, if any, required under subsection (a), the Issuer shall also furnish all Bondholder lists, if any, required under Section 3.03 at the times required by Section 3.03.

         SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                       BONDHOLDERS.

              (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Holders of Bonds received by the Indenture Trustee in its capacity as Bond Registrar. The
Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 upon receipt of a new list so furnished.

              (b) Bondholders may communicate pursuant to TIA Section 312(b) or this Indenture with other Bondholders with respect to their rights under this Indenture or under the Bonds.

              (c) The Issuer, the Indenture Trustee and the Bond Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.03.  REPORTS BY INDENTURE TRUSTEE.

              (a) Within 60 days after December 31 of each year (the "reporting date"), commencing with the year after the issuance of the Bonds, (i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Holders a brief report dated as of such reporting date that complies with TIA Section
313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Payment Date Statement pursuant to Section 2.08(d), also mail to Holders of Bonds and the Bond Insurer with respect to which it has made advances, any reports with respect to such advances that are required by TIA Section
313(b)(2); and, the Indenture Trustee shall also mail to Holders of Bonds and the Bond Insurer any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA
Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Class Balance of the then Outstanding
Bonds of each Class covered by the report.

              (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Bonds and the Bond Insurer be filed by the Indenture Trustee with the Commission and with each securities exchange upon which the Bonds are listed. The Issuer will notify the Indenture
Trustee when the Bonds are listed on any securities exchange.

         SECTION 7.04.  REPORTS BY ISSUER.

         The Issuer (a) shall deliver to the Indenture Trustee within 15 days after the Issuer is required to file the same with the Commission (including the initial current report on Form 8-K and all subsequent monthly reports on Form
8-K) copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (b) shall also comply with the other provisions of TIA
Section 314(a).


                                  ARTICLE VIII
           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         SECTION 8.01.  COLLECTION OF MONEYS.

         Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

         SECTION 8.02.  DISTRIBUTION ACCOUNT.

              (a) The Issuer hereby directs the Indenture Trustee to establish for each Class of Bonds, at the Corporate Trust Office, one or more separate trust accounts that shall collectively be the "Distribution Account" for such Class on or before the Closing Date. On the Deposit Date, the Indenture Trustee shall promptly deposit in the related Distribution Account (i) any Remittance
Amount for the related Mortgage Pool received by it from the Master Servicer pursuant to the Master Servicing Agreement, (ii) any other funds for the related Mortgage Pool from any deposits to be made by the Master Servicer pursuant to the Master Servicing Agreement, (iii) any amount required to be deposited in the Distribution Account pursuant to Section 8.01 for the related
Mortgage Pool, (iv) all amounts received for such Mortgage Pool pursuant to
Section 8.03 (other than any funds in the Policy Payments Account that are not required to be used to make Scheduled Payments), (v) any amount for such Mortgage Pool withdrawn from the Reserve Fund and deposited in the related
Distribution Account pursuant to Section 8.17 and (vi) all other amounts received for deposit in the Distribution Account for such Mortgage Pool, including the payment of any Purchase Price for a Mortgage Loan in such Mortgage Pool received by the Indenture Trustee. All amounts that are deposited from time to time in each Distribution Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in subsection (c) of this Section
8.02. All funds withdrawn from each Distribution Account pursuant to subsection
(c) of this Section 8.02 for the purpose of making payments to the Holders of the related Class of Bonds shall be applied in accordance with Section 3.03.

              (b) So long as no Default or Event of Default shall have occurred and be continuing, amounts held in the Distribution Account may be invested in Permitted Investments, which Permitted Investments shall mature no later than the immediately following Payment Date.

         All income or other gains, if any, from investment of moneys deposited in each Distribution Account shall be for the benefit of the Indenture Trustee and on each Payment Date, any such amounts may be released from the Distribution
Accounts and paid to the Indenture Trustee as its compensation for acting as Indenture Trustee. Any loss resulting from such investment of moneys deposited in a Distribution Account shall be reimbursed immediately as incurred to the related Distribution Account by the Indenture Trustee. Subject to Section 6.01 and the preceding sentence, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Distribution Account.

              (c) On each Payment Date, the Indenture Trustee shall withdraw amounts on deposit in each Distribution Account and pay on a pari passu basis
(i) to the Bond Insurer, the Bond Insurance Premium for the related Class of Bonds; (ii) to the Manager, the Management Fee for such Class of Bonds; (iii) any gains or income from investments on such Distribution Account to itself;
(iv) to the Indenture Trustee, any amounts owed to the Indenture Trustee pursuant to Section 6.16(b) hereof with respect to such Class of Bonds, but not to exceed $100,000 per annum; (v) to the Master Servicer, any amounts owed to the Master Servicer related to such Mortgage Pool pursuant to Section 6(e) of the Master Servicing Agreement not to exceed $25,000 in the aggregate for such Payment Date and all preceding Payment Dates; and (vi) provided notice is given to the Indenture Trustee no later than the 4th Business Day prior to the Payment Date and to the extent such amounts have not been withdrawn pursuant to the Master Servicing Agreement, amounts required to pay the Servicers any unpaid Servicing Fees with respect to such Mortgage Pool then due to the Servicers and to reimburse the Servicers and the Master Servicer for Monthly
Advances and Servicing Advances with respect to such Mortgage Pool previously made by, and not previously reimbursed to or retained by, the Servicers or the Master Servicer, which are so reimbursable to any of them pursuant to the applicable Servicing Agreement or Master Servicing Agreement (as reported in writing by the Master Servicer to the Indenture Trustee). After payment of such amounts, unless the Bonds have been declared due and payable pursuant to
Section 5.02 and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.07, Available Funds on deposit in the related
Distribution Account on any Payment Date or Redemption Date shall be withdrawn from such Distribution Account, in the amounts required, for application on such Payment Date as follows:

                  FIRST, to the Bondholders of such Class, an amount equal to
         (a) the Monthly Interest Amount for such Class for such Payment Date and (b) any unpaid interest due pursuant to this priority FIRST with respect to previous Payment Dates;

                  SECOND, to the Bondholders of such Class, an amount equal to the Monthly Principal Amount for such Class for such Payment Date in reduction of the related Class Balance until such Class Balance is reduced to zero;

                  THIRD, to the Distribution Account for the other Class of Bonds for allocation to the Bondholders of such Class, the amount, if any, equal to the deficiency in priority FIRST for such Payment Date with respect to the other Class of Bonds, but solely after taking into account the allocation of 100% of Available Funds for such other Class of Bonds as of such Payment Date;

                  FOURTH, to the Bond Insurer, any amount due to the Bond
         Insurer pursuant to the FSA Insurance Agreement (other than with respect to a payment of an Excess Loss) with respect to Bonds of such Class (together with interest thereon at the rate specified in the FSA
         Insurance Agreement);

                  FIFTH, to the Bondholders of such Class, the amount equal to the Overcollateralization Deficit for such Payment Date, if any, for such Class of Bonds with respect to such Payment Date, in reduction of the related Class Balance;

                  SIXTH, to the Distribution Account for the other Class of Bonds for allocation to the Bondholders of such Class, the amount, if any, equal to deficiency in priorities FOURTH and FIFTH above with respect to the other Class of Bonds, but solely after taking into account the allocation of 100% of Available Funds for such other Class on such Payment Date;

                  SEVENTH, to the Bondholders of such Class, the amount, if any, necessary for the Overcollateralization Amount to equal the Required
         Overcollateralization Amount for such Class of Bonds on such Payment
         Date (after giving effect to the application of priority SECOND for such Payment Date) in an amount necessary to reduce the related Class
         Balance until such Class Balance is reduced to zero;

                  EIGHTH, for application in accordance with Section 8.17 hereof, to the Reserve Account, the amount, if any, equal to the excess of the Required Overcollateralization Amount with respect to the other
         Class of Bonds over the Overcollateralization Amount with respect to such other Class of Bonds on such Payment Date (after giving effect to the application of priority SECOND for such other Class and any payments made pursuant to priority SIXTH with respect to such other
         Class of Bonds as of such Payment Date);

                  NINTH, to the Bondholders of the Class A-1 Bonds, but solely from Available Funds related to Pool 1, the amount of any LIBOR
         Carryover Amount; and

                  TENTH, to the Master Servicer, any amounts owed to the Master
         Servicer pursuant to Section 6(e) of the Master Servicing Agreement with respect to such Class of Bonds; and to the Indenture Trustee any amounts owed to it pursuant to Section 6.16(b) hereof but only to the extent such amounts are not paid pursuant to Section 8.02(c)(iv) and
         (v) hereof, pari passu.

         On or after each Payment Date, so long as the Indenture Trustee shall have prepared a Payment Date Statement and (1) shall have made, or , in accordance with Section 3.03 set aside from amounts in each Distribution Account an amount sufficient to make the payments required to be made pursuant to this
Section 8.02(c) as indicated in such Payment Date Statement and (2) shall have set aside any amounts that have been deposited in a Distribution Account prior to such time that represent amounts that are to be used to make payments on the related Bonds on the next succeeding Payment Date, the cash balance, if any then remaining in a Distribution Account shall be withdrawn from such Distribution
Account by the Indenture Trustee and, so long as no Default or Event of Default shall have occurred and be continuing, shall be released from the lien of this Indenture and shall be remitted to the Certificate Distribution Account established and maintained pursuant to the Trust Agreement and distributed to the Investor Certificateholder.

         SECTION 8.03.  CLAIMS AGAINST THE FSA POLICY.

              (a) If, by 9:00 a.m. New York City time on the third Business Day prior to the related Payment Date there is not on deposit with the Indenture
Trustee moneys in the Distribution Account sufficient to pay Scheduled Payments on the Bonds of either Class due on such Payment Date, the Indenture Trustee is authorized by the Bondholders to, and shall give, notice to the Bond Insurer by telephone or telecopy of the amount of such deficiency by 12:00 noon, New York
City time, on such Business Day, and the allocation of such deficiency between the amount required to pay interest on the Bonds and the amount required to pay principal of the Bonds, confirmed in a Notice of Claim (in the form set forth as Exhibit A to the Endorsement of the FSA Policy) to the Bond Insurer, by 12:00 noon, New York City time, on such third Business Day.

              (b) At the time of the execution and delivery of this Indenture, and for the purposes of this Indenture, the Indenture Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Bonds referred to herein as the "Policy Payments Account" and over which the Indenture Trustee shall have exclusive control and sole right of withdrawal.
The Indenture Trustee shall deposit any amount paid under the FSA Policy in the Policy Payments Account and distribute such amount only for purposes of making the Scheduled Payments on the Class of Bonds for which a claim was made. Such amounts shall be disbursed by the Indenture Trustee to Holders of such Class in the same manner as principal and interest payments are to be made with respect to such Class of Bonds under Section 8.02(c). It shall not be necessary for such payments to be made by checks or wire transfers separate from the check or wire transfer used to pay Scheduled Payments with other funds available to make such payments. However, the amount of any payment of principal of or interest on the Class of Bonds to be paid from the Policy Payments Account shall be noted as provided in (d) below in the Payment Date Statement to be furnished to Holders of the Bonds. Funds held in the Policy Payments Account shall not be invested by the Indenture Trustee.

              (c) Any funds received by the Indenture Trustee as a result of any claim under the FSA Policy shall be applied by the Indenture Trustee, subject to Section 6.06 hereof, together with the funds, if any, to be withdrawn from the Distribution Account directly to the payment in full of the Scheduled Payments due on the Bonds (including Bonds held for the Indenture
Trustee's own account). Funds received by the Indenture Trustee as a result of any claim under the FSA Policy shall be deposited by the Indenture Trustee in the Policy Payments Account for such Class of Bonds and used solely for payment to the Holders of Bonds of such Class and may not be applied to satisfy any costs, expenses or liabilities of the Indenture Trustee. Any funds remaining in the Policy Payments Account for such Class following a Payment Date shall promptly be remitted to the Bond Insurer except for funds held for the payment of Bonds pursuant to Section 3.03 hereof.

              (d) The Indenture Trustee shall keep a complete and accurate record of all funds deposited by the Bond Insurer into a Policy Payments
Account and the allocation of such funds to payment of interest on and principal paid in respect of the related Class of Bond. The Bond Insurer shall have the right to inspect such records at reasonable times upon three Business
Day's prior notice to the Indenture Trustee.

              (e) Subject to and conditioned upon payment of any interest or principal with respect to the Bonds by or on behalf of the Bond Insurer, the Indenture Trustee shall assign to the Bond Insurer all rights to the payment of interest or principal on the Bonds which are then due for payment to the extent of all payments made by the Bond Insurer and the Bond Insurer may exercise any option, vote, right, power or the like with respect to the Bonds to the extent it has made a Scheduled Payment in respect of principal pursuant to the FSA
Policy. The Indenture Trustee agrees that the Bond Insurer shall be subrogated to all of the rights to payment of the Holders of the Bonds or in relation thereto to the extent that any payment of principal or interest was made to such Holders with Scheduled Payments made under the FSA Policy by the Bond
Insurer.

              (f) Unless a Bond Insurer Default exists and is continuing, the Indenture Trustee shall cooperate in all respects with any reasonable request by the Bond Insurer for action to preserve or enforce the Bond Insurer's rights or interests hereunder without limiting the rights or affecting the interests of the Bondholders as otherwise set forth herein.

              (g) The Indenture Trustee shall surrender the FSA Policy to the
Bond Insurer for cancellation upon the expiration of the term of the FSA Policy as provided in the FSA Insurance Agreement.

         SECTION 8.04. GENERAL PROVISIONS REGARDING THE DISTRIBUTION ACCOUNT
                       AND MORTGAGE LOANS.

              (a) Each Distribution Account shall relate solely to the Bonds and to the Mortgage Loans in the related Mortgage Pool, Permitted Investments and other property securing the Bonds of the related Class. Funds and other property in each Distribution Account shall not be commingled with the other
Distribution Account or with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of the Distribution Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other
Persons (which may include the Issuer or an Affiliate), PROVIDED THAT such accounts are under the sole control of the Indenture Trustee and the Indenture
Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to a Distribution Account.

              (b) If any amounts are needed for payment from a Distribution
Account and sufficient uninvested funds are not available therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Distribution Account.

              (c) The Indenture Trustee shall, at all times while any Bonds are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture
Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Distribution Account. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Distribution Accounts, against delivery of the amount receivable in connection with any sale.

              (d) The Indenture Trustee shall not invest any part of the Trust
Estate in Permitted Investments that constitute uncertificated securities (as defined in Section 8-102 of the Uniform Commercial Code, as enacted in the relevant jurisdiction) or in any other book-entry securities unless it has received an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee setting forth, with respect to each type of security for which authority to invest is being sought, the procedures that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

         SECTION 8.05.  RELEASES OF DEFECTIVE MORTGAGE LOANS.

         Upon notice or discovery of any breach of a representation or warranty of the Seller set forth in Schedule III to the Master Servicing Agreement, which breach materially and adversely effects the value of the related Mortgage Loan or the interests of the Indenture Trustee, the Bondholders or the Bond Insurer in such Mortgage Loan, the Indenture Trustee shall require the Seller to either
(i) eliminate or otherwise cure the circumstance or condition in respect of which such representation or warranty was incorrect as of the time made, (ii) withdraw such Deleted Mortgage Loan from the lien of this Indenture by depositing to the Bond Account an amount equal to the Purchase Price for such Mortgage Loan or (iii) substitute a Replacement Mortgage Loan for such Deleted
Mortgage Loan and deposit any Substitution Amount required to be paid in connection with such substitution pursuant to Section 2(c)(iv) of the Master
Servicing Agreement, all as provided in Section 2(c)(iv) of the Master Servicing
Agreement. In the event that the Indenture Trustee has actual knowledge of the existence of a Defective Mortgage Loan, the Indenture Trustee shall require the Seller to either (i) cure the defect, (ii) withdraw the Defective Mortgage Loan from the lien of this Indenture as provided in clause (ii) of the preceding sentence or (iii) substitute a Replacement Mortgage Loan as provided in clause
(iii) of the preceding sentence, all as provided in Section 2(c) of the Master
Servicing Agreement. Upon any purchase of or substitution for a Defective
Mortgage Loan or a Deleted Mortgage Loan by the Seller, or upon purchase of a defaulted Mortgage Loan pursuant to Section 3(k) of the Master Servicing
Agreement (and deposit of the Purchase Price for such defaulted Mortgage Loan in the Bond Account), the Indenture Trustee shall cause the Custodian to deliver the Trustee Mortgage File relating to such Mortgage Loan to the Seller or the purchaser of such defaulted Mortgage Loan, as the case may be, and the Issuer and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Mortgage Loan to the Seller or such purchaser free from the lien of this Indenture.

         SECTION 8.06. REPORTS BY INDENTURE TRUSTEE TO BONDHOLDERS; ACCESS TO
                       CERTAIN INFORMATION.

         On each Payment Date, the Indenture Trustee shall make available the report required by Section 2.08(d) (and, at its option, any additional files containing the same information in an alternative format) to Bondholders, the Bond Insurer and other parties to the agreement via the Indenture Trustee's internet website and its fax-on-demand service. The Indenture Trustee's fax-on-demand service may be accessed by calling (301) 815-6610. The Indenture
Trustee's internet website shall initially be located at "www.ctslink.com".
Assistance in using the website or the fax-on-demand service can be obtained by calling the Indenture Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         The Indenture Trustee shall make available at its Corporate Trust
Office upon receipt of reasonable advance written notice, during normal business hours, for review by any Bondholder or any person identified to the Indenture
Trustee as a prospective Bondholder, originals or copies of the following items:
(a) the Indenture and any amendments thereto, (b) all Payment Date Statements since the Closing Date, (c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing
Date as required under the Master Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request;
however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

         Upon reasonable notice to the Indenture Trustee, the Bond Insurer shall be entitled to receive all reports, certificates or other documents prepared by, delivered to, or in the possession of, the Indenture Trustee relating to the Trust Estate, the Master Servicer or the Servicers. The cost of compliance with any such request shall be an expense of the Trust Estate.

         SECTION 8.07.  TRUST ESTATE MORTGAGE FILES.

              (a) The Custodian is permitted to release Trustee Mortgage Files or portions thereof to the Servicers or the Master Servicer on the terms specified in the applicable Servicing Agreement or the Master Servicing
Agreement.

              (b) Upon the instruction of the Indenture Trustee, the Custodian shall release Trustee Mortgage Files to a Servicer relating to those Mortgage
Loans that are repurchased by such Servicer in accordance with the provisions of the applicable Servicing Agreement.

              (c) The Custodian is permitted to release, at such time as there are no Bonds outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Bonds pursuant to Section 3.03 or 4.02).

         SECTION 8.08. AMENDMENT TO SERVICING AGREEMENT AND MASTER SERVICING
                       AGREEMENT.

         The Indenture Trustee may, without the consent of any Holder but with the consent of the Bond Insurer, enter into or consent to any amendment or supplement to the Servicing Agreements or the Master Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Bonds. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel
(which shall not be at the expense of the Indenture Trustee) that the position of the Holders would not be materially adversely affected or written confirmation from the Rating Agencies that the then-current implied ratings on the Bonds (without taking into account the FSA Policy) would not be adversely affected by such supplement or amendment or (ii) if its own rights, duties or immunities would be adversely affected.

         SECTION 8.09. DELIVERY OF THE TRUSTEE MORTGAGE FILES PURSUANT TO
                       MASTER SERVICING AGREEMENT.

         As is appropriate for the servicing or foreclosure of any Mortgage
Loan, the Custodian is authorized to deliver to the Servicers or the Master
Servicer the Trustee Mortgage Files for such Mortgage Loan upon receipt by the Indenture Trustee and/or the Custodian on or prior to the date such release is to be made of:

              (a) such Officers' Certificates, if any, as are required by the applicable Servicing Agreement or Master Servicing Agreement; and

              (b) a "Request for Release" in the form prescribed by the applicable Servicing Agreement or Master Servicing Agreement, executed by the Master Servicer or Servicer, providing that the Master Servicer or Servicer will hold or retain the Trustee Mortgage Files in trust for the benefit of the Indenture Trustee, the Bond Insurer and the Holders of Bonds.

         SECTION 8.10.  [RESERVED]



         SECTION 8.11.  TERMINATION OF MASTER SERVICER OR SERVICER.

         In the event of a Master Servicer Event of Default specified in Section
7 of the Master Servicing Agreement, the Indenture Trustee may, with the consent of the Bond Insurer, and shall, upon the direction of the Bond Insurer (or as otherwise provided in the Master Servicing Agreement), terminate the Master
Servicer as provided in Section 7 of the Master Servicing Agreement. If the
Indenture Trustee terminates the Master Servicer, the Indenture Trustee shall, pursuant to Section 7 of the Master Servicing Agreement, assume the duties of the Master Servicer or appoint a successor servicer acceptable to the Bond
Insurer and meeting the requirements set forth in the Master Servicing
Agreement.

         If an event of default or other event occurs under a Servicing
Agreement which gives or permits the Issuer to remove a Servicer, the Indenture
Trustee may, with the consent of the Bond Insurer, and shall upon the direction of the Bond Insurer, terminate the Servicer in accordance with the terms of the applicable Servicing Agreement. Any appointment by the Issuer or Master Servicer of a successor servicer to replace the removed Servicer shall require the consent of the Bond Issuer.

         SECTION 8.12.  OPINION OF COUNSEL.

         The Indenture Trustee shall be entitled to receive at least five
Business Days' notice of any action to be taken pursuant to Sections 8.07(a)
(other than in connection with releases of Mortgage Loans that were the subject of a prepayment in full) and 8.08, accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee and at the expense of the party requesting action be taken pursuant to Section
8.07 or Section 8.08, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

         SECTION 8.13.  APPOINTMENT OF CUSTODIANS.

         The Indenture Trustee may, at the written direction of the Issuer and at no additional cost to the Issuer or to the Indenture Trustee, with the consent of the Bond Insurer, appoint one or more Custodians to hold all or a portion of the Trustee Mortgage Files as agent for the Indenture Trustee. Each
Custodian shall (i) be a financial institution supervised and regulated by the Comptroller of the Currency, the Board of Governors of the Federal Reserve
System, the Office of Thrift Supervision, or the Federal Deposit Insurance
Corporation; (ii) have combined capital and surplus of at least $10,000,000;
(iii) be equipped with secure, fire resistant storage facilities, and have adequate controls on access to assure the safety and security of the Trustee
Mortgage Files; (iv) utilize in its custodial function employees who are knowledgeable in the handling of mortgage documents and of the functions of a mortgage document custodian; and (v) satisfy any other reasonable requirements that the Issuer may from time to time deem necessary to protect the interests of Bondholders and the Bond Insurer in the Trustee Mortgage Files. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Indenture Trustee hereunder assuming the Indenture Trustee retained the Trustee Mortgage Files directly. The appointment of one or more
Custodians shall not relieve the Indenture Trustee from any of its obligations hereunder. Bankers Trust Company of California, N.A., has been appointed as the initial Custodian under the Custody Agreement.

         SECTION 8.14. RIGHTS OF THE BOND INSURER TO EXERCISE RIGHTS OF
                       BONDHOLDERS.

         By accepting its Bonds, each Bondholder agrees that unless a Bond
Insurer Default exists, the Bond Insurer shall have the right to exercise all rights of the Bondholders under this Agreement, the Servicing Agreements or the Master Servicing Agreement without any further consent of the Bondholders, including, without limitation:

              (i) the right to require the Servicers to effect foreclosures upon Mortgage Loans;

              (ii) the right to require the Seller to either repurchase or substitute for Defective Mortgage Loans or Deleted Mortgage Loans pursuant to Section 8.05;

              (iii) the right to direct the actions of the Indenture Trustee during the continuance of an Event of Default; and

              (iv) the right to vote on proposed amendments to this Indenture.

         In addition, each Bondholder agrees that, unless a Bond Insurer Default exists, the rights specifically set forth above may be exercised by the Bondholders only with the prior written consent of the Bond Insurer.

         Except as otherwise provided in Section 8.03 and notwithstanding any provision in this Indenture to the contrary, so long as a Bond Insurer Default has occurred and is continuing, the Bond Insurer shall have no rights to exercise any voting rights of the Bondholders hereunder, nor shall the Indenture
Trustee be required to obtain the consent of, or act at the direction of, the Bond Insurer.

         SECTION 8.15. TRUST ESTATE AND ACCOUNTS HELD FOR BENEFIT OF THE BOND
                       INSURER.

         The Indenture Trustee shall hold the Trust Estate and shall cause the Custodian to hold the Trustee Mortgage Files for the benefit of the Bondholders and the Bond Insurer and all references in this Agreement and in the Bonds to the benefit of Holders of the Bonds shall be deemed to include the Bond Insurer.

         All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Bondholders shall, upon request, also be sent to the Bond Insurer.

         SECTION 8.16. RIGHTS IN RESPECT OF INSOLVENCY PROCEEDINGS;
                       SUBROGATION.

              (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Scheduled Payment of principal of or interest on a Bond has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Bond Insurer, shall comply with the provisions of the FSA Policy to obtain payment by the Bond Insurer of such voided Scheduled Payment, and shall, at the time it provides notice to the Bond Insurer, notify, by mail to Holders of the Bonds that, in the event that any Holder's Scheduled Payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the FSA Policy, a copy of which shall be made available through the Indenture
Trustee, the Bond Insurer or the Fiscal Agent, if any, and the Indenture
Trustee shall furnish to the Bond Insurer or its Fiscal Agent, if any, its records evidencing the payments of principal of and interest on the Bonds, if any, which have been made by the Indenture Trustee and subsequently recovered from Holders, and the dates on which such payments were made.

              (b) The Indenture Trustee shall promptly notify the Bond Insurer of either of the following as to which it has actual knowledge: (i) the commencement of any Proceeding by or against the Bond Insurer commenced under the Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and
(ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, the Bonds. Each Holder, by its purchase of a Bond, and the Indenture Trustee hereby agrees that, so long as a Bond Insurer Default shall not have occurred and be continuing, Bond Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation,
(i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim at the expense of the Bond
Insurer but subject to reimbursement as provided in the FSA Insurance Agreement and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, and without limitation of the foregoing, the Bond
Insurer shall be subrogated to, and each Holder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Holders in the conduct of any Insolvency
Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding.

              (c) The Indenture Trustee shall furnish to the Bond Insurer or its Fiscal Agent its records evidencing the Scheduled Payments of principal of and interest on the Bonds of either Class which have been made by the Indenture
Trustee and subsequently recovered from Bondholders, and the dates on which such payments were made.

              (d) Anything herein to the contrary notwithstanding, any payment with respect to the principal of or interest on the Bonds which is made with moneys received pursuant to the terms of the FSA Policy shall not be considered payment by the Issuer of the Bonds, shall not discharge the Issuer in respect of its obligation to make such payment and shall not result in the payment of or the provision for the payment of the principal of or interest on the Bonds within the meaning of Section 4.01 hereof. The Issuer and the Indenture Trustee acknowledge that without the need for any further action on the part of the Bond Insurer, the Issuer, the Indenture Trustee or the Bond Registrar (i) to the extent the Bond Insurer makes payments, directly or indirectly, on account of principal of or interest on the Bonds to the Holders of such Bonds, the Bond
Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Issuer, and (ii) the Bond Insurer shall be paid such principal and interest in its capacity as a Holder of the Bonds but only from the sources and in the manner provided herein for the payment of such principal and interest in each case only as provided in Section 8.02(c).

         SECTION 8.17.  RESERVE ACCOUNT.

              (a) The Issuer hereby directs the Indenture Trustee to establish at the Corporate Trust Office one or more accounts with respect to both Class of Bonds that shall collectively be the "Reserve Account". On each Payment Date the Indenture Trustee shall deposit to the Reserve Account the amounts, if any, described in Section 8.02(c) priority EIGHTH.

              (b) If, on any Payment Date, and after taking into account the application with respect to each Class of (i) the Available Funds with respect to such Class and (b) any amount of Available Funds transferred from the Distribution Account relating to the other Class to the Distribution Account relating the first Class pursuant to Section 8.02(c) hereof (but not the proceeds of any Insured Payment), the full amount of the Monthly Interest
Amount with respect such Class has not been paid, and/or an Overcollateralization Deficit with respect such Class would result, and/or any amounts then owing to the Bond Insurer have not been paid, the Indenture
Trustee shall withdraw from Reserve Account and deposit in the Distribution
Account related to such Class an amount equal to the lesser of (x) the amount then on deposit in the Reserve Account and (y) the amount of such shortfall.

              (c) If, on any Payment Date, (A) the sum of (x) the Overcollateralization Amount with respect to both Classes of Bonds, after taking into account all distributions on such Payment Date, plus (y) all amounts then on deposit in the Reserve Account with respect to both Classes of Bonds, after taking into account any withdrawals therefrom pursuant to paragraph (b) above exceeds (B) the Required Overcollateralization Amount for both Classes of Bonds, the amount of such excess shall be withdrawn from the amounts then on deposit in the Reserve Account and distributed to the Investor
Certificateholder.

              (d) So long as no Default or Event of Default shall have occurred and be continuing, amounts held in the Reserve Account may be invested in Permitted Investments as directed by the Holder of the Investor Certificates, which Permitted Investments shall mature no later than the Business Day preceding the immediately following Payment Date.

         All income or other gains, if any, from investment of moneys deposited in the Reserve Account shall be for the benefit of the Investor
Certificateholder and on each Payment Date, any such amounts may be released from the Reserve Account and paid to the Investor Certificateholder. Subject to
Section 6.01, the Indenture Trustee shall not in any way be held liable by reason of insufficiency in the Reserve Account resulting from any loss on any Eligible Investment included therein.

         SECTION 8.18.  ALLOCATION OF REALIZED LOSSES.

         Prior to a Payment Date, pursuant to the Master Servicing Agreement, the Master Servicer shall have determined (to the extent of information received by it from the Servicer or the Issuer) as to each Mortgage Loan and REO
Property: (i) the total amount of Realized Losses, if any, incurred during the related Collection Period or Due Period and whether and the extent to which such Realized Losses constitute Fraud Losses, Special Hazard Losses or Bankruptcy
Losses. The information described in the immediately preceding sentence to be supplied by the Master Servicer shall be evidenced by an Officers' Certificate delivered to the Indenture Trustee and the Bond Insurer by the Master Servicer prior to the Payment Date immediately following the end of the Collection Period or Due Period during which any such Realized Loss was incurred. All Realized
Losses on the Mortgage Loans, other than Excess Special Hazard Losses, Excess
Fraud Losses and Excess Bankruptcy Losses on the Mortgage Loans shall be allocated by the Indenture Trustee on each Payment Date to Excess Cash. Any
Excess Special Hazard Losses, Excess Bankruptcy Losses and Excess Fraud Losses attributable to any Mortgage Loan shall be allocated among the Class A-1 Bonds and the Class A-2 Bonds on a PRO RATA basis on the basis of their outstanding
Class Balance prior to giving effect to any payments to be made on such Payment
Date.


                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES
         SECTION 9.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.

         With the consent of the Bond Insurer and without the consent of the Holders of any Bonds, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

              (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

              (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

              (3) to evidence the succession of another Person to the Issuer to the extent permitted herein, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

              (4) to add to the covenants of the Issuer, for the benefit of the Holders of all Bonds and the Bond Insurer or to surrender any right or power herein conferred upon the Issuer;

              (5) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, PROVIDED THAT such action shall not adversely affect in any material respect the interests of the Holders of the Bonds or the Holders of the Investor
         Certificate; and PROVIDED, FURTHER, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Holders of the Bonds and the Bond Insurer if the Person requesting the amendment obtains letters from the Rating Agencies that the amendment would not result in the downgrading or withdrawal of the implied ratings then assigned to the Bonds of either Class (without taking into account the FSA Policy); or

              (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

         SECTION 9.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS.

         With the consent of the Bond Insurer and with the consent of Holders of Bonds representing not less than a majority of the Class Balance of all Outstanding Bonds of both Classes by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                        (1) change any Payment Date or the Final Maturity
                   Payment Date of the Bonds or reduce the principal amount thereof, the Bond Interest Rate thereon or the Redemption
                   Price with respect thereto, change the earliest date on which any Bond may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Bond or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Bond on or after the Final Maturity Payment Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Bond on or after the Final
                   Maturity Payment Date (or, in the case of redemption, on or after the applicable Redemption Date);

                        (2) reduce the percentage of the Class Balance of the
                   Outstanding Bonds of either Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                        (3) modify any of the provisions of this Section,
                   Section 5.13, Section 5.14 or Section 5.17(b), except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

                        (4) modify or alter the provisions of the proviso to
                   the definition of the term "Outstanding";

                        (5) permit the creation of any lien other than the lien
                   of this Indenture with respect to any part of the Trust
                   Estate (except for Permitted Encumbrances) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture;

                        (6) modify any of the provisions of this Indenture in
                   such manner as to affect the calculation of the Required
                   Payment Amount for any Payment Date (including the calculation of any of the individual components of such Required Payment Amount) or to affect rights of the Holders of the Bonds to the benefits of any provisions for the mandatory redemption of Bonds contained herein; or

                        (7) incur any indebtedness, other than the Bonds, or
                   take any other action that would cause the Issuer or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i) or fail to take any necessary action to avoid such classification or otherwise cause the Bonds not to be classified as debt for federal income tax purposes.

         The Indenture Trustee may in its discretion determine whether or not any Bonds would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture
Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Bonds to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03.  EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise. The Issuer shall cause executed copies of any Supplemental Indentures to be delivered to the Rating Agencies and the Bond
Insurer.

         SECTION 9.04.  EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.05.  CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

         SECTION 9.06.  REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

         Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture
Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Bonds.

         SECTION 9.07.  AMENDMENTS TO GOVERNING DOCUMENTS.

         The Indenture Trustee shall, with the consent of the Bond Insurer, subject to Sections 9.01 and 9.02 hereof, upon Issuer Request, consent to any proposed amendment to the Issuer's governing documents, or an amendment to or waiver of any provision of any other document relating to the Issuer's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Bonds upon receipt by the Indenture Trustee of:

              (i) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; and

              (ii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their implied ratings of the Bonds (without taking into account the FSA Policy).

         Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise or to any proposed waiver or amendment of Section 3.02 of the Trust Agreement.

         Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.


                                   ARTICLE X
                              REDEMPTION OF BONDS

         SECTION 10.01.  REDEMPTION.

              (a) Subject to Section 10.01(c), all the Bonds may be redeemed in whole, but not in part, on the Redemption Date as provided in clause (i) of the definition thereof at the Redemption Price at the option of the holders of a majority of the ownership interest of the Issuer (the "Residual Majority");
PROVIDED, however, that funds in an amount equal to the Redemption Price, plus any amounts owed to the Bond Insurer under the FSA Insurance Agreement, any unreimbursed Nonrecoverable Advances and any unreimbursed amounts due and owing to the Indenture Trustee hereunder, must be deposited with the Indenture
Trustee no later than 10:00 a.m. New York City time on the Redemption Date or the Issuer shall have complied with the requirements for satisfaction and discharge of the Bonds specified in Section 4.01 (other than Section 4.01(2)).
Notice of the election to redeem the Bonds shall be furnished to the Indenture
Trustee not later than thirty (30) days prior to the Payment Date selected for such redemption, whereupon all such Bonds shall be due and payable on such Payment Date upon the furnishing of a notice pursuant to Section 10.02 to each Holder of such Bonds and the Bond Insurer. Upon the redemption of the Bonds, Mortgage Loans in the Trust Estate shall be released and delivered to the owners of the Investor Certificate.

              (b) Following the first Payment Date on which the Aggregate
Principal Balance of the Mortgage Loans as of the related Determination Date is 10% or less of the Cut-off Date Aggregate Principal Balance of the Mortgage
Loans as of the Cut-off Date (unless the Bonds shall have been redeemed pursuant to this Section 10.01), the Indenture Trustee shall solicit bids for the purchase of the Mortgage Loans and the Trust Estate. If the highest bid received by the Indenture Trustee from a qualified bidder is not less than the fair market value of the Mortgage Loans and would equal or exceed the amount set forth in clause (ii) below, the Indenture Trustee shall notify the Depositor, the Servicers and the Master Servicer of the bid price.

                      (i) The Depositor shall have the right of first refusal to purchase the Mortgage Loans at such bid price (or if the Depositor does not exercise such right, the Master Servicer may exercise such first refusal rights to purchase the Mortgage Loans at the bid price and, if the Master Servicers does not exercise such right, the Servicers may jointly or severally exercise such right). If the Seller, the Master Servicer and each Servicer affirmatively waive in writing their respective first refusal rights, then the Indenture
         Trustee shall sell and assign such Mortgage Loans without recourse to the highest bidder and shall redeem the Bonds. The Indenture Trustee shall not consummate the sale unless the bid price is at least equal to an amount, which, when added to Available Funds for the related Payment
         Date, would equal the sum, without duplication, of (i) the accrued interest then due on such Payment Date, (ii) any unpaid LIBOR Carryover
         Amount due on the Class A-1 Bonds, (iii) the aggregate Class Balance of both Classes of Bonds as of such Payment Date, (iv) the aggregate of all amounts owed to the Bond Insurer or that will be owed to the Bond
         Insurer as a result of such sale pursuant to the FSA Insurance
         Agreement, (v) any accrued and unpaid Servicing Fees and any Servicing
         Advances and Monthly Advances (including Nonrecoverable Advances) previously made by the Servicers or the Master Servicer and remaining unreimbursed as of such Payment Date and (vi) any accrued and unpaid fees, costs and expenses and other amounts owing to the Indenture
         Trustee or the Owner Trustee as of such Payment Date. If such conditions are not met, the Indenture Trustee shall not consummate such sale.

                      (ii) The Indenture Trustee shall not be required to consummate a sale of the Mortgage Loans unless it receives an Opinion of Counsel (with a copy to the Bond Insurer) (which Opinion of Counsel shall not be at the expense of the Indenture Trustee) that such sale will not give rise to any adverse tax consequences to the Issuer or the Bondholders or adversely affect the opinion that the Bonds will evidence indebtedness of the Issuer under the Code.

                      (iii) In the event that a sale is not consummated in accordance with this Section 10.01(b), the Indenture Trustee shall solicit bids on a quarterly basis for the purchase of such assets upon the terms described in this Section.

                      (iv) The proceeds of the sale of the Mortgage Loans shall be used to redeem the Bonds and to pay all amounts set forth in clause (i) above then due and owing, and any excess shall be deposited in the Certificate Distribution Account for payment to the Investor
         Certificateholder.

              (c) The right to redeem the Bonds in whole provided in Section
10.01(a) and (b) shall be subject to the right of any Servicer to purchase the Mortgage Loans it services, provided such purchase right is exercised at the Purchase Price and otherwise in accordance with the terms of the applicable
Servicing Agreement. The Master Servicer and the Issuer shall have the right to treat any such purchase of Mortgage Loans by a Servicer as a Principal
Prepayment in Full of the Mortgage Loans so repurchased with the proceeds thereof to be applied in accordance with Section 8.02(c), and the Issuer shall request the release of such Mortgage Loans from the lien of the Indenture.

         SECTION 10.02.  FORM OF REDEMPTION NOTICE.

         Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of Bonds to be redeemed, such Holders being determined as of the applicable Record
Date for such Payment Date, and to the Bond Insurer.

         All notices of redemption shall state:

              (1) the Redemption Date;

              (2) the Redemption Price at which the Bonds of such Series will be redeemed,

              (3) the fact of payment in full on such Bonds, the place where such Bonds are to be surrendered for payment of the Redemption Price
         (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02), and that no interest shall accrue on such Bond for any period after the date fixed for redemption.

         Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond.

         SECTION 10.03.  BONDS PAYABLE ON OPTIONAL REDEMPTION.

         Notice of redemption having been given as provided in Section 10.02, the Bonds to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Redemption Price for any period after such Redemption Date; PROVIDED, HOWEVER, that if such Redemption
Price is not paid on the Redemption Date, the Class Balance of each Class of Bonds shall, until paid, bear interest from the Redemption Date at the Bond
Interest Rate.


                                   ARTICLE XI
                                 MISCELLANEOUS

         SECTION 11.01.  COMPLIANCE CERTIFICATES AND OPINIONS.

              (a) Upon any application or written request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Bond Insurer an Officers'
Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel (with a copy to the Bond Insurer), if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

              (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                        (1) a statement that each individual signing such
                   certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

                        (2) a brief statement as to the nature and scope of the
                   examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

                        (3) a statement that, in the opinion of each such
                   individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (4) a statement as to whether, in the opinion of each
                   such individual, such condition or covenant has been complied with.

         SECTION 11.02.  FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any
Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trust may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

         Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

         SECTION 11.03.  ACTS OF BONDHOLDERS.

              (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

              (c) The ownership of Bonds shall be proved by the Bond Register.

              (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bonds.

         SECTION 11.04. NOTICES, ETC., TO INDENTURE TRUSTEE, THE BOND INSURER
                        AND ISSUER

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

              (1) the Indenture Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture
         Trustee at its Corporate Trust Office and at 11000 Broken Land
         Parkway, Columbia, Maryland 21044-3562 (in each case, Attention:
         Corporate Trust Administration (AmREIT 1999-2)); or

              (2) the Issuer by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at American Residential Eagle Bond Trust 1999-2, in care of Wilmington
         Trust Company, Rodney Square North, 1100 North Market Street,
         Wilmington, Delaware 19890-0001, Attention: Corporate Trust
         Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer; or

              (3) the Bond Insurer by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Financial
         Security Assurance Inc., 350 Park Avenue, New York, New York 10022,
         Attention: Transaction Oversight, Re: American Residential Eagle Bond
         Trust 1999-2; Confirmation: (212) 826-0100; Telecopy Nos: (212)
         339-3518 or (212) 339-3529 (in each case in which notice or other communication to the Bond Insurer refers to an Event of Default (as defined in the FSA Insurance Agreement), a claim on the FSA Policy or with respect to which failure on the part of FSA to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head of the Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED"); or

              (4) the Depositor by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to American Residential Eagle, Inc., 445 Marine View Avenue, Suite 100, Del Mar, California 92014,
         Attention: Portfolio Manager, or at any other address previously furnished in writing to the Indenture Trustee by the Depositor; or

              (5) the Seller by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to American Residential Investment
         Trust, Inc., 445 Marine View Avenue, Suite 230, Del Mar, California
         92014, Attention: Chief Executive Officer, or at any other address previously furnished in writing to the Indenture Trustee by the Seller;

              (6) the Master Servicer by the Indenture Trustee or the Bond
         Insurer for every purpose hereunder if in writing and mailed, first-class, postage paid to Norwest Bank Minnesota, National
         Association, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562,
         Attention: Master Servicing, AmREIT 1999-2.

              (7) to a Servicer by the Indenture Trustee or the Bond Insurer for every purpose hereunder if in writing and mailed, first class, postage prepaid, to: (a) in the case of Countrywide Home Loans, Inc., 4500 Park Grenada, Calabossas, California 91302, Attention: Portfolio
         Management, AmREIT 1999-2 and (b) the case of Option One Mortgage
         Corporation, 3 Ada, Irvine, California 92618-2304, Attention:
         Portfolio Manager, AmREIT 1999-2, or at any other address previously furnished in writing to the Indenture Trustee by either such Servicer.

              (8) the Underwriters by any party or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Bear Stearns & Co. Inc., 245 Park
         Avenue, New York, New York 10167, Attn: Asset Backed Securities Group
         (American Residential Eagle Bond Trust 1999-2).

         Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed first-class postage pre-paid, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Residential Mortgage Monitoring
Department, 99 Church Street, New York, New York 10007 and (ii) in the case of
Standard & Poor's, at the following address: Standard & Poor's Ratings Group, 55
Water Street, 41st Floor, New York, New York 10041, Attention: Asset Bankers
Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.05.  NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES.

         Where this Indenture provides for notice to Bondholders of any event or the mailing of any report to Bondholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Bondholder affected by such event or to whom such report is required to be mailed, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Bondholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Bondholder shall affect the sufficiency of such notice or report with respect to other
Bondholders, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Indenture
Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 11.06.  RULES BY INDENTURE TRUSTEE.

         The Indenture Trustee may make reasonable rules for any meeting of Bondholders.

         SECTION 11.07.  CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         SECTION 11.08.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.09.  SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 11.10.  SEPARABILITY.

         In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11.  BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Bonds, expressed or implied, shall give to any Person, other than the parties hereto, the Bond Insurer and their successors hereunder, any separate trustee or Co-trustee appointed under Section
6.14 and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.12.  LEGAL HOLIDAYS.

         In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Bond is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Bond and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         SECTION 11.13.  GOVERNING LAW.

         IN VIEW OF THE FACT THAT BONDHOLDERS ARE EXPECTED TO RESIDE IN MANY
STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY
THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL
AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS
INDENTURE AND EACH BOND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE
PERFORMED THEREIN.

         SECTION 11.14.  COUNTERPARTS.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15.  RECORDING OF INDENTURE.

         This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section
2.11(c) or 3.05.

         SECTION 11.16.  ISSUER OBLIGATION.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Bonds or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner
Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture
Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         SECTION 11.17.  NO PETITION.

         The Indenture Trustee (solely in its capacity as Indenture Trustee), by entering into this Indenture, and each Bondholder and Beneficial Owner, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Basic Documents.

         This Section 11.17 will survive for one year and one day following the termination of this Indenture.

         SECTION 11.18.  INSPECTION.

         The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Bond Insurer, during the Issuer's normal business hours, to examine all of books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Bond Insurer, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent
Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested.

         SECTION 11.19.  USURY.

         The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Bond, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Bonds for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bonds.

         SECTION 11.20.  THIRD PARTY BENEFICIARY.

         The Bond Insurer is intended as a third party beneficiary of this Indenture and this Indenture shall be binding upon and inure to the benefit of the Bond Insurer; notwithstanding the foregoing, for so long as a Bond Insurer
Default is continuing with respect to its obligations under the FSA Policy, the Bondholders shall succeed to the Bond Insurer's rights hereunder other than the rights of the Bond Insurer to receive payments hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Indenture that expressly confer rights upon the Bond Insurer shall be for the benefit of and run directly to the Bond Insurer, and the Bond Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Indenture.

         SECTION 11.21.  LIMITATION OF LIABILITY OF WILMINGTON TRUST COMPANY.

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.





         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee and the have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2

                                  By: Wilmington Trust Company,
                                        as Owner Trustee


                                  By:__________________________
                                       Authorized Signatory



                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Indenture Trustee


                                  By:__________________________
                                       Name:  Amy Wahl
                                       Title:  Assistant Vice President



                         [Signature Page to Indenture]

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee and the have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                              AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2

                              By: Wilmington Trust Company,
                                    as Owner Trustee


                              By:__________________________
                                   Authorized Signatory

                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                    As Indenture Trustee


                              By:__________________________
                                   Name: Amy Wahl
                                   Title: Assistant Vice President

                         [Signature Page to Indenture]

                                                                     SCHEDULE 1

                           SCHEDULE OF MORTGAGE LOANS

                                                                    EXHIBIT A-1

FORM OF CLASS A-1 BOND

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE FSA POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

THE PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

Date of Indenture:  As of July 1, 1999                    CUSIP No.:  02926N AB2
First Payment Date:  September 27, 1999                   Bond No.:  A-1/001
Aggregate Class Balance of all Class A-1 Bonds:  $332,350,000

                  AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2
           COLLATERALIZED HOME EQUITY BONDS, SERIES 1999-2, CLASS A-1

         American Residential Eagle Bond Trust 1999-2, a Delaware statutory business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[[
                ]] payable on each Payment Date in an amount equal to the result
obtained by multiplying (i) a fraction the numerator of which is $[[       ]]
and the denominator of which is $332,350,000 (this Bond's "Percentage
Interest") by (ii) the aggregate amount, if any, payable from the Distribution Account in respect of principal on the Class A-1 Bonds pursuant to the Indenture dated as of July 1, 1999, between the Issuer and Norwest Bank Minnesota, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"); PROVIDED, HOWEVER, that the entire unpaid principal amount of this Bond shall be due and payable on the earlier of (i) the Payment Date occurring in July, 2029 (the "Final Maturity Payment Date"),
(ii) the Redemption Date, if any, pursuant to Article X of the Indenture or
(iii) the date on which an Event of Default shall have occurred and be continuing, if the Bonds have been declared to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture.

         Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 25th day (each a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Bond and
(b) the sum of the amounts to be paid on the Bonds with respect to such Payment Date, all as more specifically set forth in the Indenture.

         Payments of interest on this Bond due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the close of business on each Record Date, except that with respect to Bonds registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment. Notwithstanding the foregoing, in the case of Bonds, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Bond (holding an aggregate initial Class Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder reasonably satisfactory to the Indenture Trustee.

         Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Bond at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's maintained for such purpose.

         Payments of principal and interest on the Bonds will be made on each Payment Date to Bondholders of record as of the related Record Date. On each Payment Date, Bondholders will be entitled to receive interest payments in an aggregate amount equal to the related Monthly Interest Amount for such Payment Date, together with principal payments in an aggregate amount equal to the Monthly Principal Amount plus, until the Overcollateralization Amount is equal to the related Required Overcollateralization Amount, Excess Cash, if any, from the related Mortgage Pool for such Payment Date. The "Class Balance" of a Bond as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal.

         The Issuer will pay the related Monthly Interest Amount on this Bond on every Payment Date until the Principal Balance of this Bond is paid in full at a per annum rate equal to the least of (i) the applicable Class A-1 Formula Rate,
(ii) the applicable CAP Rate and (iii) the applicable Class A-1 Net Funds Cap, taking in to account whether such Payment Date occurs on or prior to the Initial Redemption Date. The Holder of this Bond may also be entitled to receive certain additional payments of interest on this Bond up to the amount of any Basis Risk Shortfall for the related Payment Date to the extent Available Funds from Pool 1 Mortgage Loans applied in the order of priorities set forth by the Indenture are sufficient on subsequent Payment Dates to pay any unpaid LIBOR Carryover Amounts.

         The principal of and interest on this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied first to interest due and payable on this Bond as provided above and then to the unpaid principal of this Bond.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Home Equity Bonds, Class A-1, Series 1999-2, issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Bonds. Also issued under this Indenture are the Issuer's Collateralized Home Equity Bonds, Class A-2, Series 1999-2. To the extent that any provision of this Bond contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Bonds are subject to all terms of the Indenture.

         The Bonds are and will be equally and ratably secured by the Mortgage Loans in the related Mortgage Pool and the other collateral related thereto pledged as security therefor as provided in the Indenture.

         As described above, the entire unpaid principal amount of this Bond shall be due and payable on the earlier of the Final Maturity Payment Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Bonds shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee, at the direction or upon the prior written consent of Financial Security Assurance Inc. (the "Bond Insurer") in the absence of a Bond Insurer Default, or the Holders of the Bonds representing not less than 50% of the Class Balance of the Outstanding Bonds of both Classes of Bonds (with the prior written consent of the Bond Insurer in the absence of a Bond Insurer Default), shall have declared the Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal and interest payments on the Bonds shall be made pro rata to the Bondholders entitled thereto.

         The Bond Insurer, in consideration of the payment of the premium and subject to the terms of the Financial Guaranty Insurance Policy (the "FSA Policy") thereby has unconditionally and irrevocably guaranteed the payment of the Scheduled Payments relating to such Class as described in the such Policy attached hereto.

         Pursuant to the Indenture, unless a Bond Insurer Default exists (i) the Bond Insurer shall be deemed to be the holder of the Bonds for certain purposes specified in the Indenture and will be entitled to exercise all rights of the Bondholders thereunder, including the rights of Bondholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Bondholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Bond Insurer. In addition, on each Payment Date, after the Bondholders have been paid all amounts to which they are entitled, the Bond Insurer will be entitled to be reimbursed for any unreimbursed Scheduled Payments, unreimbursed Premium Amounts (each with interest thereon at the "Late Payment Rate" specified in the FSA Insurance Agreement) and any other amounts owed under the FSA Policy.

         The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate and payments under the FSA Policy will be the sole source of payments on the Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate and the FSA Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, any Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Bonds pursuant to the Indenture.

         As provided in the Indenture, the Bonds may be redeemed in whole, but not in part, by the Issuer at the direction of the Investor Certificateholder of the Trust, on any Payment Date on and after the date on which the Aggregate Principal Balance of the Mortgage Loans is 20% or less of the Aggregate Principal Balance as of the Cut-off Date upon the payment of the redemption price for the Bonds specified in Section 10.01 of the Indenture. As provided in the Indenture, on any Payment Date on and after the date on which the Aggregate Principal Balance of the Mortgage Loans is equal to 10% or less of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, and quarterly thereafter, the Indenture Trustee is required to solicit competitive bids for the purchase of the Mortgage Loans. In the event that satisfactory bids are received as described in the Indenture (but subject to the rights of first refusal of the Depositor, Master Servicer and any Servicer to purchase the Mortgage Loans at such bid price), the Bonds will be redeemed.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Bond may be registered on the Bond Register upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Bonds of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Bondholder or Beneficial Owner, by acceptance of a Bond or, in the case of a Beneficial Owner, a beneficial interest in a Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Bondholder or Beneficial Owner, by acceptance of a Bond or, in the case of a Beneficial Owner, a beneficial interest in a Bond, covenants and agrees by accepting the benefits of the Indenture that such Bondholder or Beneficial Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, the Indenture, the Trust Agreement, the Mortgage Loan Purchase Agreement, the Master Servicing Agreement, any Servicing Agreement, the Management Agreement, the FSA Insurance Agreement and the Indemnification Agreement (the "Basic Documents").

         The Issuer has entered into the Indenture and this Bond is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Bondholder, by acceptance of a Bond (and each Beneficial Owner by acceptance of a beneficial interest in a Bond), agrees to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Bond (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of Bonds representing a majority of the Class Balance of all Outstanding Bonds of both Classes. The Indenture also contains provisions permitting the (i) Bond Insurer or (ii) if a Bond Insurer Default exists, the Holders of Bonds representing specified percentages of the Class Balance of Outstanding Bonds of both Classes, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Bond Insurer or by the Holder of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Bonds issued thereunder.

         The term "Issuer" as used in this Bond includes any successor to the Issuer under the Indenture.

         Initially, the Bonds will be represented by one Bond registered in the name of CEDE & Co. as nominees of the Clearing Agency. The Bonds will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Class Balance of Bonds of different authorized denominations, as requested by the Holder surrendering the same.

         THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency herein prescribed.

         Unless the certificate of authentication hereon has been executed by the Authenticating Agent whose name appears below by manual signature, this Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

DATE:  August     , 1999


                          AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2

                          By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement


                               By:__________________________________
                                            Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Bonds designated above and referred to in the within-mentioned Indenture.

Date:  August    , 1999

                                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                Authenticating Agent


                                By:__________________________________
                                                  Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_______________________________________________________________________________
                         (name and address of assignee)

the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________________________, attorney, to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________*/

Signature Guaranteed: ___________________________*/

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Bond in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Bond Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                    EXHIBIT A-2

                             FORM OF CLASS A-2 BOND

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AND THE FSA POLICY AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS BOND.

THE PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

Date of Indenture:  As of July 1, 1999                    CUSIP No.:  02926N AC0
First Payment Date:  September 27, 1999                   Bond No.: A-2/001
Aggregate Class Balance of all Bonds:  $61,750,000

                   AMERICAN RESIDENTIAL EAGLE BOND TRUST 19992
           COLLATERALIZED HOME EQUITY BONDS, SERIES 1999-2, CLASS A-2

         American Residential Eagle Bond Trust 1999-2, a Delaware statutory business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[[ ]] payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $[[ ]] and the denominator of which is $61,750,000 (this Bond's "Percentage Interest") by (ii) the aggregate amount, if any, payable from the Distribution Account in respect of principal on the Bonds pursuant to the Indenture dated as of July 1, 1999, between the Issuer and Norwest Bank Minnesota, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"); PROVIDED, HOWEVER, that the entire unpaid principal amount of this Bond shall be due and payable on the earlier of
(i) the Payment Date occurring in July 2029 (the "Final Maturity Payment Date"),
(ii) the Redemption Date, if any, pursuant to Article X of the Indenture or
(iii) the date on which an Event of Default shall have occurred and be continuing, if the Bonds have been declared to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture.

         Pursuant to the terms of the Indenture, payments will be made on the 25th day of each month or, if such day is not a Business Day, on the Business Day immediately following such 25th day (each a "Payment Date"), commencing on the first Payment Date specified above, to the Person in whose name this Bond is registered at the close of business on the applicable Record Date, in an amount equal to the product of (a) the Percentage Interest evidenced by this Bond and
(b) the sum of the amounts to be paid on the Bonds with respect to such Payment Date, all as more specifically set forth in the Indenture.

         Payments of interest on this Bond due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the close of business on each Record Date, except that with respect to Bonds registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment. Notwithstanding the foregoing, in the case of Definitive Bonds, upon written request at least five days prior to the related Record Date with appropriate instructions by the Holder of this Bond (holding an aggregate initial Class Balance of at least $1,000,000), any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder reasonably satisfactory to the Indenture Trustee.

         Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Bond at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's maintained for such purpose.

         Payments of principal and interest on the Bonds will be made on each Payment Date to Bondholders of record as of the related Record Date. On each Payment Date, Bondholders will be entitled to receive interest payments in an aggregate amount equal to the related Monthly Interest Amount for such Payment Date, together with principal payments in an aggregate amount equal to the related Monthly Principal Amount plus, until the Overcollateralization Amount is equal to the related Required Overcollateralization Amount, Excess Cash, if any, from the related Mortgage Pool for such Payment Date. The "Class Balance" of a Bond as of any date of determination is equal to the initial principal balance thereof as of the Closing Date, reduced by the aggregate of all amounts previously paid with respect to such Bond on account of principal.

         The Issuer will pay the related Monthly Interest Amount on this Bond on every Payment Date until the Principal Balance of this Bond is paid in full at a per annum rate equal to the lesser of (i) the applicable Class A-2 Stated Rate and (ii) the applicable Class A-2 Net Funds Cap, taking in to account whether such Payment Date occurs on or prior to the Initial Redemption Date.

         The principal of and interest on this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied first to interest due and payable on this Bond as provided above and then to the unpaid principal of this Bond.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Home Equity Bonds, Class A-2, Series 1999-2, issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Bonds. Also issued under this Indenture are the Issuer's Collateralized Home Equity Bonds, Class A-1, Series 1999-2. To the extent that any provision of this Bond contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. The Bonds are subject to all terms of the Indenture.

         The Bonds are and will be equally and ratably secured by the Mortgage Loans in the related Mortgage Pool and the other collateral related thereto pledged as security therefor as provided in the Indenture.

         As described above, the entire unpaid principal amount of this Bond shall be due and payable on the earlier of the Final Maturity Payment Date and the Redemption Date, if any, pursuant to Article X of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Bonds shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Indenture Trustee, at the direction or upon the prior written consent of Financial Security Assurance Inc. (the "Bond Insurer") in the absence of a Bond Insurer Default, or the Holders of the Bonds representing not less than 50% of the Class Balance of the Outstanding Bonds of both Classes (with the prior written consent of the Bond Insurer in the absence of a Bond Insurer Default), shall have declared the Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal and interest payments on the Bonds shall be made pro rata to the Bondholders entitled thereto.

         The Bond Insurer, in consideration of the payment of the premium and subject to the terms of the Financial Guaranty Insurance Policy (the "FSA Policy") thereby has unconditionally and irrevocably guaranteed the payment of the Scheduled Payments relating to such Class as described in the such Policy attached hereto.

         Pursuant to the Indenture, unless a Bond Insurer Default exists (i) the Bond Insurer shall be deemed to be the holder of the Bonds for certain purposes specified in the Indenture and will be entitled to exercise all rights of the Bondholders thereunder, including the rights of Bondholders relating to the occurrence of, and the remedies with respect to, an Event of Default, without the consent of such Bondholders, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including actions relating to the occurrence of, and the remedies with respect to, an Event of Default, only at the direction of the Bond Insurer. In addition, on each Payment Date, after the Bondholders have been paid all amounts to which they are entitled, the Bond Insurer will be entitled to be reimbursed for any unreimbursed Scheduled Payments, unreimbursed Premium Amounts (each with interest thereon at the "Late Payment Rate" specified in the FSA Insurance Agreement) and any other amounts owed under the FSA Policy.

         The Issuer shall not be liable upon the indebtedness evidenced by the Bonds except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Bonds. The assets included in the Trust Estate and payments under the FSA Policy will be the sole source of payments on the Bonds, and each Holder hereof, by its acceptance of this Bond, agrees that (i) such Bond will be limited in right of payment to amounts available from the Trust Estate and the FSA Policy as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, any Servicer or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Bonds pursuant to the Indenture.

         As provided in the Indenture, the Bonds may be redeemed in whole, but not in part, by the Issuer at the direction of the Investor Certificateholder of the Trust, on any Payment Date on and after the date on which the Aggregate Principal Balance of the Mortgage Loans is 20% or less of the Aggregate Principal Balance as of the Cut-off Date upon the payment of the redemption price for the Bonds specified in Section 10.01 of the Indenture. As provided in the Indenture, on any Payment Date on and after the date on which the Aggregate Principal Balance of the Mortgage Loans is equal to 10% or less of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, and quarterly thereafter, the Indenture Trustee is required to solicit competitive bids for the purchase of the Mortgage Loans. In the event that satisfactory bids are received as described in the Indenture (but subject to the rights of first refusal of the Depositor, the Master Servicer and the Servicers to purchase the Mortgage Loans at such bid price), the Bonds will be redeemed.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Bond may be registered on the Bond Register upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Bonds of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Bondholder or Beneficial Owner, by acceptance of a Bond or, in the case of a Beneficial Owner, a beneficial interest in a Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Bondholder or Beneficial Owner, by acceptance of a Bond or, in the case of a Beneficial Owner, a beneficial interest in a Bond, covenants and agrees by accepting the benefits of the Indenture that such Bondholder or Beneficial Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, the Indenture, the Trust Agreement, the Mortgage Loan Purchase Agreement, the Master Servicing Agreement, the Servicing Agreement, the Management Agreement, the FSA Insurance Agreement and the Indemnification Agreement (the "Basic Documents").

         The Issuer has entered into the Indenture and this Bond is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Bondholder, by acceptance of a Bond (and each Beneficial Owner by acceptance of a beneficial interest in a Bond), agrees to treat the Bonds for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

         Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Bond (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Bond Insurer and the Holders of Bonds representing a majority of the Class Balance of all Outstanding Bonds of both Classes. The Indenture also contains provisions permitting the (i) Bond Insurer or (ii) if a Bond Insurer Default exists, the Holders of Bonds representing specified percentages of the Class Balance of Outstanding Bonds of both Classes, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Bond Insurer or by the Holder of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Bonds issued thereunder.

         The term "Issuer" as used in this Bond includes any successor to the Issuer under the Indenture.

         Initially, the Bonds will be represented by one Bond registered in the name of CEDE & Co. as nominees of the Clearing Agency. The Bonds will be delivered in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate initial Class Balance of Bonds of different authorized denominations, as requested by the Holder surrendering the same.

         THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency herein prescribed.

         Unless the certificate of authentication hereon has been executed by the Authenticating Agent whose name appears below by manual signature, this Bond shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

DATE:  August    , 1999


                           AMERICAN RESIDENTIAL EAGLE BOND TRUST 1999-2

                           By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement


                                By:__________________________________
                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Bonds designated above and referred to in the within-mentioned Indenture.

Date:  August    , 1999

                                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                  Authenticating Agent


                                  By:__________________________________
                                                    Authorized Signatory

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

_______________________________________________________________________________
                         (name and address of assignee)

the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________________________, attorney, to transfer said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________*/

Signature Guaranteed: ___________________________*/

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Bond in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Bond Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                                   FSA POLICY

                                    EXHIBIT C

                             FORM OF NOTICE OF CLAIM